UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant  ☒                   Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

iRobot Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act of 1934 Rules 14a-6(i)(1) and 0-11

March 31, 2025
Dear Fellow Stockholder,

You are cordially invited to attend the annual meeting of stockholders of iRobot Corporation, a Delaware corporation (the “Company” or "iRobot"), to be held on Friday, May 16, 2025, at 8:30 a.m., Eastern Time. The annual meeting will again be held entirely online this year. You will be able to attend and participate in the annual meeting online by visiting www.virtualshareholdermeeting.com/IRBT2025, where you will be able to vote electronically and submit questions. Given the virtual format, there is no opportunity to attend this annual meeting in person. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials) to attend the annual meeting.

At this annual meeting, you will be asked to (1) elect two (2) Class II directors, each to serve for a three-year term; (2) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year; (3) approve amendments to our amended and restated certificate of incorporation ("Existing Certificate") to eliminate supermajority voting requirements; (4) approve amendments to our Existing Certificate to declassify the board of directors; (5) approve amendments to our Existing Certificate to eliminate the prohibition on stockholders’ ability to call a special meeting; (6) approve amendments to our Existing Certificate to limit the liability of certain officers of the Company in certain circumstances as permitted by the Delaware General Corporation Law; (7) approve an amendment to the iRobot Corporation 2018 Stock Option and Incentive Plan, as amended (the “2018 Plan”), to increase the maximum number of shares reserved for issuance under the 2018 Plan; and (8) approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement.

The board of directors unanimously recommends that you vote FOR the election of the director nominees, FOR ratification of appointment of our independent registered public accounting firm, FOR approval of amendments to our Existing Certificate to eliminate supermajority voting requirements, FOR approval of amendments to our Existing Certificate to declassify the board of directors, FOR approval of amendments to our Existing Certificate to eliminate the prohibition on stockholders’ ability to call a special meeting, FOR approval of amendments to our Existing Certificate to limit the liability of certain officers of the Company in certain circumstances as permitted by the Delaware General Corporation Law; FOR approval of an amendment to the 2018 Plan to increase the maximum number of shares reserved for issuance under the 2018 Plan, and FOR approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in the accompanying Proxy Statement. Details regarding the matters to be acted upon at this annual meeting appear in the accompanying Proxy Statement. Please give the accompanying materials your careful attention.

Whether or not you plan to attend the annual meeting online, we urge you to vote on the business to come before this annual meeting so that your shares will be represented at the annual meeting. If you attend the annual meeting online, you may vote during the meeting electronically even if you have previously returned a proxy. Your prompt cooperation will be greatly appreciated.

BECAUSE APPROVAL OF PROPOSALS 3, 4, AND 5 REQUIRES THE AFFIRMATIVE VOTE OF AT LEAST 75% OF THE OUTSTANDING SHARES OF OUR CAPITAL STOCK, YOUR VOTE WILL BE ESPECIALLY IMPORTANT AT THIS YEAR’S ANNUAL MEETING.

Thank you for your continued support, interest and investment in iRobot.

Sincerely,
/s/ Gary Cohen
Gary Cohen
Chief Executive Officer
March 31, 2025

iROBOT CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 16, 2025

To the Stockholders of iRobot Corporation:

The annual meeting of stockholders of iRobot Corporation, a Delaware corporation (the “Company”), will be held on Friday, May 16, 2025, at 8:30 a.m., Eastern Time. The annual meeting will be held entirely online this year. The annual meeting is being held for the following purposes:

1. To elect two (2) Class II directors, nominated by the board of directors, each to serve for a three-year term, and until his successor has been duly elected and qualified or until his earlier death, resignation or removal;
2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year;
3. To approve amendments to our amended and restated certificate of incorporation ("Existing Certificate") to eliminate supermajority voting requirements;
4. To approve amendments to our Existing Certificate to declassify the board of directors;
5. To approve amendments to our Existing Certificate to eliminate the prohibition on stockholders’ ability to call a special meeting;
6. To approve amendments to our Existing Certificate to limit the liability of certain officers in certain circumstances as permitted by the Delaware General Corporation Law;

7. To approve an amendment to the iRobot Corporation 2018 Stock Option and Incentive Plan, as amended (the “2018 Plan”), to increase the maximum number of shares reserved for issuance under the 2018 Plan;
8. To hold a non-binding, advisory vote on the approval of the compensation of our named executive officers as disclosed in this Proxy Statement; and
9. To transact such other business as may properly come before the annual meeting and at any adjournments or postponements thereof.
Proposal 1 relates solely to the election of two (2) Class II directors nominated by the board of directors and does not include any other matters relating to the election of directors. Only stockholders of record at the close of business on March 19, 2025 (the “Record Date”) are entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

We are mailing our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of a paper copy of our Proxy Statement and our Annual Report to Stockholders for the fiscal year ended December 28, 2024 (the “2024 Annual Report”). Stockholders who have requested a paper copy of our proxy materials will continue to receive them by mail. The Notice contains instructions on how to access those documents over the Internet and how to request a paper copy of our Proxy Statement, the 2024 Annual Report, and a form of proxy card or voting instruction card.

All stockholders are cordially invited to attend the annual meeting online. To assure your representation at the annual meeting, we urge you, regardless of whether you plan to attend the annual meeting online, to sign, date and return the proxy card (if you received printed proxy materials) or to vote over the telephone or on the Internet as instructed in these proxy materials so that your shares will be represented at the annual meeting. If your shares are held in “street name,” that is, held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

To be admitted to the annual meeting at www.virtualshareholdermeeting.com/IRBT2025, you must enter the 16-digit control number included on your Notice or your proxy card (if you received a printed copy of the proxy materials) to attend the annual meeting. We encourage you to access the annual meeting before it begins. Online check-in to access the meeting will start shortly before the meeting on May 16, 2025. If you attend the annual meeting at www.virtualshareholdermeeting.com/IRBT2025 you may vote electronically during the meeting even if you have previously returned a proxy. Stockholders will also have the opportunity to submit questions prior to the annual meeting at www.proxyvote.com by logging on with your control number or during the annual meeting through www.virtualshareholdermeeting.com/IRBT2025. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/IRBT2025 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.

In closing, we urge all stockholders to vote their shares TODAY using the proxy card (if you received printed proxy materials) or vote online or by telephone, as instructed, regardless of how many shares you own or whether you plan to attend the meeting online. We appreciate your cooperation and support in making sure your shares are represented.

Important Notice Regarding the Internet Availability of Proxy Materials
for the Stockholder Meeting to Be Held on May 16, 2025

This Notice of 2025 Annual Meeting, Proxy Statement, and 2024 Annual Report are available for viewing, printing and downloading at www.proxyvote.com.

By order of the Board of Directors,
/s/ Kevin Lanouette
Kevin Lanouette
Senior Vice President, General Counsel and Secretary
Bedford, Massachusetts
March 31, 2025

REGARDLESS OF WHETHER YOU EXPECT TO ATTEND THE ANNUAL MEETING ONLINE, PLEASE VOTE
BY TELEPHONE, OVER THE INTERNET, OR BY SIGNING, DATING AND RETURNING THE PROXY CARD IN THE
POSTAGE-PAID ENVELOPE PROVIDED (IF YOU RECEIVED PRINTED PROXY MATERIALS) IN ORDER TO
ENSURE REPRESENTATION OF YOUR SHARES.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS	60
PROPOSAL 3 — APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING	62
PROPOSAL 4 — APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS	64
PROPOSAL 5 — APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE PROHIBITION ON STOCKHOLDERS’ ABILITY TO CALL A SPECIAL MEETING	66
PROPOSAL 6 — APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY IN CERTAIN CIRCUMSTANCES AS PERMITTED BY THE DELAWARE GENERAL CORPORATION LAW	68
PROPOSAL 7 — APPROVAL OF AN AMENDMENT TO THE 2018 STOCK OPTION AND INCENTIVE PLAN	70
PROPOSAL 8 — NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	77
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	78
ADDITIONAL INFORMATION	80
STOCKHOLDER PROPOSALS	80
DELINQUENT SECTION 16(a) REPORTS	80
EXPENSES AND SOLICITATION	81

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

iROBOT CORPORATION
PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held on May 16, 2025
March 31, 2025
This Proxy Statement and related materials have been made available to you on the Internet, or have been delivered to you by mail at your request, on behalf of the board of directors of iRobot Corporation, a Delaware corporation (the “Company” or “iRobot”), for use at the annual meeting of stockholders to be held on Friday, May 16, 2025, at 8:30 a.m., Eastern Time. The annual meeting will be held entirely online this year. Additional details regarding attending the virtual annual meeting and voting at the meeting are provided below.
Important Notice Regarding the Internet Availability of Proxy Materials for
the Annual Meeting of Stockholders to be Held on May 16, 2025

We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s (“SEC”) “notice and access” rules, which we believe produces cost savings associated with reduced printing and postage expenses as well as promotes a positive environmental impact tied to lower quantities of materials that will be produced and delivered to stockholders. On or about March 31, 2025, we mailed to our stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials, including our Proxy Statement and our Annual Report for the fiscal year ended December 28, 2024 (the "2024 Annual Report"). We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual stockholder meeting. As a stockholder of the Company, you are invited to participate in the virtual annual meeting, and are entitled and requested to vote on the proposals described in this Proxy Statement. The Notice of Internet Availability instructs you on how to submit your proxy or voting instructions through the Internet. If you would like to receive a paper copy of our proxy materials, the Notice of Internet Availability instructs you on how to request a paper copy of our proxy materials, including a proxy card or voting instruction form that includes instructions on how to submit your proxy or voting instructions by mail or telephone.

This Proxy Statement and our 2024 Annual Report are available for viewing, printing and downloading at www.proxyvote.com. A copy of our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, as filed with the SEC on March 12, 2025, will be furnished without charge to any stockholder upon written request to iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730, Attention: Investor Relations. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 28, 2024 are also available on the SEC’s website at www.sec.gov.

The purposes of the annual meeting are to elect two Class II directors, each to serve for a three-year term, to ratify the appointment of the Company’s independent registered public accounting firm, to approve four amendments to our existing amended and restated certificate of incorporation ("Existing Certificate”) to (i) eliminate supermajority voting requirements, (ii) declassify our board of directors, (iii) eliminate the prohibition on stockholders’ ability to call a special meeting, and (iv) limit the liability of certain officers in certain circumstances as permitted by the Delaware General Corporation Law, to approve an amendment to the iRobot Corporation 2018 Stock Option and Incentive Plan, as amended (the "2018 Plan") to increase the maximum number of shares reserved for issuance thereunder, and to hold a non-binding, advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement. Only stockholders of record at the close of business on March 19, 2025, will be entitled to receive notice of and to vote at the annual meeting. As of March 19, 2025, 31,018,832 shares of common stock, $0.01 par value per share, of the Company were issued and outstanding. The holders of common stock are entitled to one vote per share on any proposal presented at the annual meeting.

Stockholders may vote electronically during the online meeting or by proxy. Even if you have previously voted by proxy, you may change your votes and vote again electronically if you attend the annual meeting online. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing a written notice of revocation bearing a later date than the proxy with the Secretary of the Company, (ii) duly completing a later-dated proxy relating to the same shares, or (iii) attending the annual meeting online and voting during the meeting electronically (although attendance at the annual meeting online will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730, Attention: Secretary, before the taking of the vote at the annual meeting.

The representation at the virtual annual meeting or by proxy of a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

determining the presence or absence of a quorum for the annual meeting. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner. Broker “non-votes” are not considered voted for the particular matter. If you hold your shares in “street-name” through a broker or other nominee, if the nominee does not have discretionary voting power and absent voting instructions from you, your shares will not be counted as voting. Under the rules that govern brokers holding shares for their customers, brokers who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on routine matters, but do not have discretion to vote such uninstructed shares on non-routine matters. Proposal 2 is considered to be a “routine” matter. Accordingly, if you beneficially own your shares and do not provide voting instructions, your broker, bank or other agent has discretionary authority to vote your shares on Proposal 2.

For Proposal 1, our by-laws require that each director be elected by the affirmative vote of holders of a majority of the votes cast by holders of shares present, online or represented by proxy, and entitled to vote on the matter. Abstentions and broker non-votes, if any, will not be counted as voting with respect to the election of the directors and, therefore, will not have an effect on the election of the Class II directors.

For Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year, Proposal 7, the vote to approve the amendment to the 2018 Plan to increase the maximum number of shares reserved for issuance under the 2018 Plan, and Proposal 8, the non-binding, advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement, an affirmative vote of holders of a majority of the votes cast by holders of shares present, online or represented by proxy, and entitled to vote on each such matter is required for approval. Abstentions and broker non-votes, if any, are not considered votes cast for Proposals 2, 7 and 8, and therefore, will not have any effect on the outcome of such Proposals.

For each of Proposals 3, 4 and 5, an affirmative vote of not less than 75% of the outstanding shares entitled to vote as of the Record Date is required for approval of each such Proposal. Abstentions and broker non-votes, if any, will have the same effect of a vote against such Proposals.

For Proposal 6, the affirmative vote of holders of a majority of the shares of our capital stock outstanding and entitled to vote as of the Record Date is required for approval of such Proposal. Abstentions and broker non-votes, if any, will have the effect of a vote against such Proposal.

All properly executed proxies returned in time to be counted at the annual meeting will be voted by the named proxies at the annual meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If you return a validly executed proxy without indicating how your shares should be voted on a matter, your proxies will be voted FOR election of the director nominees, FOR ratification of the appointment of our independent registered public accounting firm, FOR each of Proposals 3, 4, 5, and 6 (the "Charter Amendments"), FOR approval of the amendment to the 2018 Plan to increase the maximum number of shares reserved for issuance under the 2018 Plan, and FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement.

Aside from the election of two (2) directors, the ratification of the appointment of the independent registered public accounting firm, the vote on the proposed Charter Amendments, the vote on the amendment to the 2018 Plan to increase the maximum number of shares reserved for issuance under the 2018 Plan, and the non-binding advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement, the board of directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxy cards received by the board of directors will be voted with respect thereto at the discretion of the persons named as proxies.

It is important that your shares be voted regardless of whether you attend the online meeting. Please follow the voting instructions on the Notice of Internet Availability of Proxy Materials that you received. If you received a proxy card or voting instruction form, please complete the proxy card or voting instruction form promptly. If your shares are held in a bank or brokerage account, you may be eligible to vote electronically or by telephone – please refer to your voting instruction form. If you attend the meeting online, you may vote electronically during the meeting even if you have previously returned your vote in accordance with the foregoing. We appreciate your cooperation.

Important Information about How to Vote

All stockholders may vote their shares over the Internet, by telephone or during the annual meeting by going to www.virtualshareholdermeeting.com/IRBT2025. If you requested and/or received a printed version of the proxy card, you may also vote by mail.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

•By Internet (before the Annual Meeting). You may vote at www.proxyvote.com, 24 hours a day, seven days a week. You will need the 16-digit control number included in your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials). Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on May 15, 2025.
•By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials). Votes submitted by telephone must be received by 11:59 p.m. Eastern Time on May 15, 2025.
•By Mail. If you received printed proxy materials, you may submit your vote by completing, signing and dating each proxy card received and returning it promptly in the prepaid envelope we have provided or returning it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Sign your name exactly as it appears on the proxy card. Proxy cards submitted by mail must be received no later than by May 15, 2025 to be voted at the annual meeting.
•During the Annual Meeting. You may vote during the annual meeting by going to www.virtualshareholdermeeting.com/IRBT2025. You will need the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials). If you previously voted via the Internet (or by telephone or mail), you will not limit your right to vote online at the annual meeting.

If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not return your proxy card.

Participation in the Virtual Annual Meeting

Our 2025 Annual Meeting will be a completely virtual meeting. There is no physical meeting location.

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/IRBT2025 and enter the 16-digit control number included on your Notice of Internet Availability or your proxy card (if you received a printed copy of the proxy materials). You may begin to log into the meeting platform beginning at 8:15 a.m. Eastern Time on May 16, 2025. The meeting will begin promptly at 8:30 a.m. Eastern Time on May 16, 2025.

Stockholders will also have the opportunity to submit questions prior to the annual meeting at www.proxyvote.com by logging on with your control number or during the annual meeting through www.virtualshareholdermeeting.com/IRBT2025 by typing your question in the “Ask a Question” field and clicking “Submit.” Questions pertinent to meeting matters will be read and answered during the annual meeting, subject to time constraints. A technical support telephone number will be posted on the log-in page of www.virtualshareholdermeeting.com/IRBT2025 that you can call if you encounter any difficulties accessing the virtual meeting during the check-in or during the meeting.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSAL 1
ELECTION OF DIRECTORS

Nominees

Our board of directors currently consists of nine (9) members. Our Existing Certificate currently divides the board of directors into three (3) classes. One class is elected each year for a term of three (3) years. The board of directors, upon the recommendation of the nominating and corporate governance committee, has nominated Neal Goldman and Julien Mininberg and recommended that each be elected to the board of directors as a Class II director, to hold office until the annual meeting of stockholders to be held in the year 2028 or until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Each of Messrs. Goldman and Mininberg has consented to being named in this Proxy Statement and has agreed to serve if elected. The board of directors is also composed of (i) three (3) Class I directors (Eva Manolis, Michael Loparco and Gary Cohen) whose terms are currently set to expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2027, and (ii) three (3) Class III directors (Andrew Miller, Karen Golz and Michelle Stacy) whose terms are currently set to expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2026. Dr. Ruey-Bin Kao, currently a Class II director, has decided not to stand for reelection at the 2025 annual meeting, and therefore his term as a director will end at the 2025 annual meeting.

The board of directors knows of no reason why any of the nominees named in this Proxy Statement would be unable or for good cause will not serve, but if any nominee should for any reason be unable to serve or for good cause will not serve, the board of directors reserves the right to nominate a substitute nominee for election prior to the annual meeting, in which case the Company will file an amendment to this Proxy Statement disclosing the identity of such substitute nominee and related information and the proxies will be voted for such substitute nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
ELECTION OF THE NOMINEES LISTED BELOW.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

The following table sets forth our nominees to be elected at the annual meeting and continuing directors, the positions currently held by each nominee and director, the year each nominee’s or director’s current term is currently set to expire and each nominee’s and director’s current class:

Nominee’s or Director’s Name	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class II Director:
Neal Goldman	Director	2025	II
Julien Mininberg	Director	2025	II
Continuing Directors:
Karen Golz	Director	2026	III
Andrew Miller	Chairman of the Board	2026	III
Michelle Stacy	Director	2026	III
Gary Cohen	Director	2027	I
Michael Loparco	Director	2027	I
Eva Manolis	Director	2027	I

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Specific Qualifications, Skills and Experience Required of the Board

The nominating and corporate governance committee believes that certain qualifications, skills and experience should be represented on the board, as described below, although not every member of the board must possess all such qualifications, skills and experience to be considered capable of making valuable contributions to the board.

PUBLIC CO. LEADERSHIP
Our business is complex and evolving rapidly. Our leadership is comprised of individuals who have helped lead public companies or operating business units of significant size and have proven leadership experience in developing and advancing a vision and making executive-level decisions.

PUBLIC CO. BOARD EXPERIENCE We look for directors who have proven public company board experience, and who have demonstrated a steady hand in representing stockholders’ interests.

FINANCE AND CAPITAL MANAGEMENT
Our business and financial model are complex and global in scope. Individuals with financial expertise are able to identify and understand the issues associated with our business and take an analytical approach to capital allocation decisions.

GLOBAL OPERATING EXPERIENCE
Our business is worldwide and we look for directors with global operating experience to enhance our understanding of the complexities and issues associated with running our business and the challenges we face.

GLOBAL CONSUMER PRODUCTS SALES AND MARKETING
Our business is entirely focused on delivering exceptional consumer products. We benefit from directors who have deep experience with consumer-centric businesses focused on meeting the consumers’ needs.

DIRECT TO CONSUMER
Our strategy involves increasing transactions directly with our consumers, which requires us to communicate effectively with our customers to better understand how they use our products and what other products and services we can provide to increase our revenue per customer. We look for directors who have experience effectively scaling direct to consumer ("DTC") business models.

CONSUMER TECHNOLOGY INSIGHT AND TRENDS Our products represent the marriage of consumer convenience with high tech engineering. We look for directors with expertise in and comfort with technology.

SOFTWARE/SAAS
The largest portion of our employee base is comprised of software engineers and our products can contain more than a million lines of code. Directors that can help steer the Company with issues of agile software development, competitive hiring of software engineers, and alternate business models drawn from the software industry help keep us competitive.

SMART HOME Our newest products represent an important part of emerging smart home ecosystems. Directors with experience in this area aid in the execution of our corporate strategy.
DIVERSITY We believe directors with diverse backgrounds provide valuable perspectives that enhance our competitiveness.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Board of Directors

Over the past several years we have added independent directors who have further diversified the board in terms of experience, expertise, geographical residency and understanding, and gender. In particular, these new directors have brought relevant, complementary skill sets and insights in disciplines that span global branding, strategic software development, cloud infrastructure, data analytics, consumer business and finance, all of which are critical to our strategy. We continually evaluate our board member skills for alignment with our strategic goals. The following matrix summarizes our directors’ skills that are critical to our success:

Skills Matrix

	Public Co. Leadership	Public Co. Board Experience	Finance and Capital Management	Global Operating Experience	Global Consumer Products Sales and Marketing	Direct to Consumer	Consumer Technology Insight and Trends	Software/SAAS	Smart Home	Diversity
Board Members
Gary Cohen
Neal Goldman
Karen Golz
Dr. Ruey-Bin Kao
Michael Loparco
Eva Manolis
Andrew Miller
Julien Mininberg
Michelle Stacy

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Board Diversity Matrix (as of March 31, 2025)

We believe directors with diverse backgrounds, including gender diversity, provide competing perspectives that enhance our competitiveness. The following table sets forth information on the voluntarily self-identified diversity characteristics of the members of our board of directors:

Total Number of Directors: 9
	Cohen	Goldman	Golz	Kao[1]	Loparco	Manolis	Miller	Mininberg	Stacy
Part I: Gender Identity
Male
Female
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White
Two or More Races or Ethnicities
LGBTQ+

Board and Governance Information
9	Size of Board	✓	Proxy Access
8	Number of Independent Directors	✓	Majority Voting for Directors
62	Average Age of Directors	✓	Annual Election of Directors[2]
8	Board Meetings Held in Fiscal 2024	✓	Independent Directors Meet Without Management Present
4	Average Tenure of Independent Directors (in years)	✓	Director Stock Ownership Guidelines
		✓	Code of Business Conduct and Ethics for Directors, Officers and Employees
		✓	Director Self-Evaluation Program

1 Dr. Ruey-Bin Kao, currently a Class II director, has decided not to stand for reelection at the 2025 annual meeting, and therefore his term as a director will end at the 2025 annual meeting.
2 The Company is seeking stockholder approval at the Annual Meeting to declassify its board of directors.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Director Nominees - Class II

Neal Goldman DIRECTOR SINCE: 2025 AGE: 55 Director
Public Directorships: •Talos Energy Inc. (since 2018) - Chairman •Weatherford International plc (since 2019)

Neal Goldman was appointed as an independent director of the Company in March 2025. Mr. Goldman is a seasoned executive with extensive public company board experience and a deep background in strategic planning, financial management and corporate turnaround consulting across multiple industries. Mr. Goldman has served as Chief Executive Officer and Managing Member of SAGE Capital Investments, LLC since 2016. Previously, Mr. Goldman was a Managing Director at Och Ziff Capital Management, L.P. and a Founding Partner of Brigade Capital Management, LLC, which he helped build to over $12 billion in assets. Mr. Goldman previously served as a Portfolio Manager at MacKay Shields, LLC and held various positions at Salomon Brothers, Inc., both as a mergers and acquisitions banker and as an investor in the high-yield trading group. Mr. Goldman currently serves as Chairman of the Board of Talos Energy Inc. and he is a member of the board of Weatherford International plc. Previously, Mr. Goldman served on the boards of several public companies, including KLDiscovery Inc., Diamond Offshore Drilling, Inc., Stone Energy Corporation, Mallinckrodt plc, Core Scientific, Inc., Redbox Entertainment Inc., Ultra Petroleum Corporation, Midstates Petroleum Company, LLC, Ditech Holding Corporation (f/k/a Walter Investment Management Corp.) and Pimco Income Strategy Fund I and II. Mr. Goldman received his B.A. degree from the University of Michigan and his MBA from the University of Illinois Urbana-Champaign.

Experience and Qualifications
Mr. Goldman’s extensive public company board experience, proven track record of overseeing operational and financial transformations, and deep background in strategic planning, financial management and corporate turnaround consulting bring valuable leadership, experience and perspective to our board of directors.

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Julien Mininberg DIRECTOR SINCE: 2024 AGE: 60 Director
iRobot Committees: •Audit Committee •Compensation and Talent Committee	Public Directorships: •SpartanNash Company (since April 2022) •Helen of Troy Limited (former)

Julien Mininberg has served as a director since June 2024 and brings more than 30 years of experience in building market-leading multinational brands and businesses and transforming organizations and culture, as well as operating expertise and seasoned leadership skills. Mr. Mininberg most recently served as Chief Executive Officer of Helen of Troy Limited (Nasdaq: HELE), a $2 billion global consumer products company, from 2014 until his retirement in March 2024. While leading Helen of Troy, he was twice recognized by Institutional Investor magazine as the top mid-cap CEO in the Food, Beverage, Personal Care and Household Goods industry and was elected to their All-America Executive Team. He previously led Kaz, Inc., a private equity-backed provider of health care and home environment consumer solutions, through a major turnaround from 2006 to 2010, serving as its President and later as its Chief Executive Officer. Kaz was later acquired by Helen of Troy. Before joining Kaz, Mr. Mininberg spent 15 years at The Procter & Gamble Company (NYSE: PG), where he served in a variety of general management and marketing leadership positions in the United States and Latin America. Mr. Mininberg serves as an independent director of SpartanNash Company (Nasdaq: SPTN), a food solutions distributor and retailer, where he is a member of the Compensation and Nominating and Corporate Governance Committees. He has also served as the Chairman of the Board of Directors for the privately held food company Kettle Cuisine since 2024. Previously, Mr. Mininberg served as a director of Helen of Troy from 2014 until his retirement in 2024. In addition, Mr. Mininberg is a senior advisor to the private equity firm L Catterton and serves on the board of advisors for Yale School of Management. He holds a B.A. and MBA from Yale University.

Experience and Qualifications
Mr. Mininberg is a seasoned business executive with extensive experience in consumer goods and brings to iRobot critical experience in building market-leading multinational brands and organizations, with proven operational, turnaround and financial leadership and expertise.

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Continuing Directors

Karen Golz DIRECTOR SINCE: 2021 AGE: 71 Director
iRobot Committees: •Chair of Audit Committee	Public Directorships: •Analog Devices, Inc. (since June 2018) •Aspen Technology, Inc. (former)

Karen Golz has served as a director since November 2021. Ms. Golz is a retired partner from Ernst & Young ("EY"), a public accounting firm, where she held various senior leadership positions during her tenure at the firm, including most recently as Global Vice Chair, Japan, and prior thereto, as Global Vice Chair, Professional Practice. Ms. Golz also served on EY’s Global Risk Management Executive Committee, which was charged with risk management across EY’s global network. Ms. Golz currently serves as senior advisor to The Boston Consulting Group’s Audit and Risk Committee, a role she has held since 2017, and as a principal for K.M. Golz Associates, LLC, a consulting services company, since 2017. She also sits on the Board of Directors of the University of Illinois Foundation. Ms. Golz is also a National Association of Corporate Directors (NACD) Board Leadership Fellow and also earned the NACD CERT Certificate in Cybersecurity Oversight from Carnegie Mellon University. She holds a B.S. in Accountancy, summa cum laude, from the University of Illinois, Urbana-Champaign and is a certified public accountant ("CPA").

Experience and Qualifications
Ms. Golz has accounting, auditing, and risk management expertise and extensive experience helping global organizations address the complexities of international regulation and standards.

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Andrew Miller DIRECTOR SINCE: 2016 AGE: 64 Chairman of the Board
iRobot Committees: •Audit Committee •Nominating and Corporate Governance Committee	Public Directorships: • Verint Systems (since December 2019) • Vontier Corporation (since October 2020) • United Online, Inc. (former)

Andrew Miller has served as a director since September 2016 and brings critical financial leadership as well as software, cloud infrastructure and connected technologies experience to iRobot as the Company continues to grow its consumer business globally and focus on the connected home. Mr. Miller most recently served as executive vice president and chief financial officer of PTC, Inc., a provider of software technology platforms and solutions, from 2015 to 2019. At PTC, he was responsible for global finance, tax and treasury, investor relations, information technology, pricing, corporate real estate, and customer administration. From 2008 to 2015, Mr. Miller served as chief financial officer of Cepheid, a high-growth molecular diagnostics company, where he built world-class finance and information technology teams and a nationally recognized investor relations program. Mr. Miller has also served in financial leadership roles at Autodesk, MarketFirst Software, Cadence Design Systems, and Silicon Graphics. In addition to his service on the iRobot board of directors, Mr. Miller serves as a director on the board of Verint Systems (Nasdaq: VRNT), a global software and cloud provider of actionable intelligence solutions, where he is chair of the audit committee. Mr. Miller also serves on the board of Vontier Corporation (NYSE: VNT), a global industrial technology company focused on smarter transportation and mobility, where he is chair of the audit committee and a member of the compensation committee. He is also a former director of United Online, where he chaired the audit committee and served on the compensation committee. Mr. Miller holds a B.S. in Commerce with an emphasis in Accounting from Santa Clara University and was a CPA.

Experience and Qualifications
Mr. Miller brings critical financial leadership as well as software, cloud infrastructure and connected technologies experience as the Company continues to grow its consumer business globally and focus on the connected home.

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Michelle Stacy DIRECTOR SINCE: 2014 AGE: 69 Director
iRobot Committees: •Chair of Compensation and Talent Committee •Nominating and Corporate Governance Committee	Public Directorships: •Flex Pharma, Inc. (former)

Michelle Stacy has served as a director since August 2014. During her five-year tenure as president at Keurig Inc., a division of Keurig Green Mountain, Inc., from 2008 to 2013, the company’s revenue grew from $493 million in 2008 to $4.3 billion in 2013. Prior to serving as president of Keurig, Ms. Stacy had a 25-year career at Gillette in various global leadership roles in several business lines, including Gillette Male Grooming, Oral-B, and Papermate/Waterman. Ms. Stacy has also served as lead executive director of Coravin, Inc. and a director of LCP Edge Holdco, LLC (Hydrafacial), Young Innovations Inc., Flex Pharma and Tervis Inc. Ms. Stacy currently serves on the board of Bellwether Coffee Co., Miltons Bakery, and SkullCandy. Ms. Stacy is a recognized expert on identifying strategies to successfully build top line growth for global brands. She holds a B.S. from Dartmouth College and an M.S. in Management from J.L. Kellogg Graduate School of Management - Northwestern University, and is bilingual in French and English.

Experience and Qualifications
Ms. Stacy brings to the board of directors a wealth of experience leading consumer-focused, high-growth businesses and building global brands.

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Eva Manolis DIRECTOR SINCE: 2019 AGE: 61 Director
iRobot Committees: •Chair of Nominating and Corporate Governance Committee	Public Directorships: •Fair Isaac Corporation (since April 2018) •Shutterfly, Inc. (former)

Eva Manolis has served as a director since July 2019. Ms. Manolis brings more than 30 years of product development and global ecommerce experience within the consumer technology space to the iRobot board. Ms. Manolis served in a variety of executive roles at Amazon.com, Inc. from 2005 to 2016, where she was successful in developing and growing customer adoption of technologies, products, programs and services across a variety of categories, including consumer electronics. Most recently, Ms. Manolis served as vice president of consumer shopping at Amazon.com, Inc. from 2010 to 2016 with responsibility for worldwide innovative shopping experiences, including the development of features and services for the company’s mobile app and website on a global scale. Prior to that, Ms. Manolis served as vice president of web and mobile retail applications from 2008 to 2010 and vice president of global retail applications from 2005 to 2008. Ms. Manolis also founded Shutterfly, Inc. in 1999 and served as executive vice president of products, services and strategy until 2002. At Shutterfly, she was responsible for the vision, architecture, design and development of the company’s website from inception to profitability. In addition to her service on the iRobot board of directors, she also currently serves on the board of directors at Fair Isaac Corporation and previously served on the board of directors at Shutterfly, Inc.

Experience and Qualifications
Ms. Manolis brings more than 30 years of product development and global ecommerce experience within the consumer technology space to iRobot.

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Gary Cohen DIRECTOR SINCE: 2024 AGE: 63 Director, Chief Executive Officer

Gary Cohen has served as a director and as chief executive officer of the Company since May 2024. With more than 25 years of executive leadership and turnaround experience, Mr. Cohen has successfully driven enterprise-wide transformation and brand growth at Fortune 500 and privately held companies in both consumer and B2B segments. He has a history of leading successful turnarounds, most recently at Qualitor Automotive. As Chief Executive Officer and a member of the board from 2015 to 2022, he led a successful transformation, increasing sales and profits by approximately 100% through the design of proprietary wiper technologies, improved supply chain operations, and the implementation of an omnichannel strategy that allowed the business to scale distribution globally. Prior to Qualitor Automotive, Mr. Cohen served as Chief Executive Officer of Timex from 2011 to 2013, where he led an $800 million multi-brand business and global team of 5,000 employees, increasing sales through the development of a new advertising platform as well as a blueprint for product innovation and restructuring of its product portfolio. Earlier in his career, he held leadership roles at Energizer, Playtex and Gillette, where he acquired extensive experience in the areas of sales and marketing, product development and design, brand building, global omnichannel strategies, retail, manufacturing, supply chain and M&A transactions.

Experience and Qualifications
Mr. Cohen brings extensive executive leadership and turnaround experience with global consumer product brands in order to drive the Company's transformational strategy and operational restructuring.

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Michael Loparco DIRECTOR SINCE: 2024 AGE: 53 Director
iRobot Committees: •Compensation and Talent Committee	Public Directorships: •Sanmina Corp. (since 2025) •Symbotic Inc. (former)

Michael Loparco has served as a director since August 2024. Mr. Loparco is a seasoned consumer-focused executive with more than 25 years' experience building and growing highly technical and cross-border manufacturing businesses. Most recently, he served as Chief Executive Officer of Symbotic Inc. in 2022, an AI and software-enabled warehouse robotics and automation company where he led the company’s successful initial public offering. Prior to Symbotic, Mr. Loparco spent more than two decades at Jabil Inc., where he rose through the ranks to become Chief Executive Officer of the Electronics Manufacturing Services (EMS) segment from 2020 to 2022 with responsibility for more than $22 billion in global operations. Prior to that, he served as Chief Executive Officer of the Engineered Solutions division from 2014 to 2019. In these roles, Mr. Loparco led enterprise supply chain and operations across 25 countries with a workforce of more than 80,000 employees, and was responsible for driving growth, innovation, digital transformation, operational efficiencies, establishing technology roadmaps, transforming complex supply chains and working with sophisticated OEM/JDM partners in a diverse array of end markets including robotics, smart home appliances and broader consumer electronics. Additionally, Mr. Loparco currently serves on the boards of directors at Sanmina Corp (Nasdaq: SANM), E2IP Technologies and Illumus, and is a strategic advisor to the Israeli-Canadian based Awz Ventures.

Experience and Qualifications
Mr. Loparco brings to iRobot deep and valuable executive leadership experience in building and operating consumer-focused and highly technical global manufacturing businesses.

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The Board of Directors and Its Committees

Board of Directors

The board of directors met eight (8) times during the fiscal year ended December 28, 2024, and took action by unanimous written consent four (4) times. Each of the directors attended at least 75% of the aggregate number of meetings of the board and all committees on which he or she served during fiscal 2024, except for Mr. Mininberg, who informed the board prior to joining in June 2024 of certain scheduling conflicts which prevented him from attending select board and committee meetings during 2024 from which the board excused Mr. Mininberg. Mr. Goldman joined the board of directors in March 2025 as a Class II director. The board of directors has the following standing committees: audit committee, compensation and talent committee, and nominating and corporate governance committee, each of which operates pursuant to a separate charter that has been approved by the board of directors. A current copy of each charter is available within the Corporate Governance section of our website at https://investor.irobot.com/corporate-governance/highlights. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this Proxy Statement or any other report or document we file with or furnish to the SEC. Each committee reviews the appropriateness of its charter at least annually and retains the authority to engage its own advisors and consultants.

Board Committees

Below is a summary of the committee structure and membership information for each of our standing committees. Dr. Kao is a Class II director and not standing for reelection at the 2025 annual meeting, and as a result, his term as director will end at the 2025 annual meeting.

	Audit Committee	Compensation and Talent Committee	Nominating and Corporate Governance Committee

Karen Golz
Dr. Ruey-Bin Kao
Michael Loparco
Eva Manolis
Andrew Miller
Julien Mininberg
Michelle Stacy
= Chair    = Member     = Financial Expert

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Audit Committee		Met 11 times in 2024

Committee Chair Karen Golz	Responsibilities

•Appointing, approving the compensation, and assessing the independence, of our independent registered public accounting firm;
•Pre-approving auditing and permissible non-audit services (including certain tax compliance, planning and advice services), and the terms of such services, to be provided by our independent registered public accounting firm;
•Reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•Coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•Overseeing the performance of our internal auditors and internal audit functions, including reviewing the annual internal audit risk assessment as well as the scope of, and overall plans for, the annual internal audit program;
•Establishing policies and procedures for the receipt and retention of accounting related complaints and concerns;
•Reviewing and discussing with management risk assessments and risk management, including cyber security;
•Overseeing our compliance with certain legal and regulatory requirements including, but not limited to, the Foreign Corrupt Practices Act;
•Preparing the audit committee report required by SEC rules to be included in our annual Proxy Statement;
•Reviewing certain relationships and related transactions; and
•Such other matters as the committee deems appropriate.

For additional information concerning the audit committee, see the “Report of the Audit Committee of the Board of Directors.”

The audit committee took action by unanimous written consent one (1) time during the fiscal year ended December 28, 2024.

Committee Members	Independence and Financial Expertise
Andrew Miller
Each member of the audit committee of the board of directors is an independent director within the meaning of the director independence standards of The Nasdaq Stock Market LLC ("Nasdaq") and the SEC, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the board of directors has determined that each of Ms. Golz and Messrs. Miller and Mininberg is financially literate and that Ms. Golz and Mr. Miller each qualifies as an “audit committee financial expert” under the rules of the SEC.

Julien Mininberg

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Compensation and Talent Committee		Met 5 times in 2024

Committee Chair Michelle Stacy	Responsibilities

•Annually reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer ("CEO") and other executive officers;
•Evaluating the performance of our CEO and other executive officers in light of such corporate goals and objectives: Recommending to the board of directors for approval the compensation of our CEO based on such evaluation and determining the compensation of our other executive officers based on such evaluation;
•Overseeing and administering our compensation, welfare, benefit and pension plans and similar plans;
•Reviewing and making recommendations to the board of directors with respect to director compensation;
•Reviewing and making recommendations to the board of directors with respect to succession planning for senior management;
•Reviewing the Company's programs related to diversity and inclusion;
•Retaining and approving the compensation of any compensation advisers;
•Evaluating the independence of any such compensation advisers;
•Overseeing the Company’s efforts to promote diversity and inclusion in the workforce; and
•Overseeing the management’s efforts to foster a company culture aligned with the Company’s values and strategy.

The compensation and talent committee took action by unanimous written consent ten (10) times during the fiscal year ended December 28, 2024.

Committee Members	Independence
Michael Loparco
Each member of the compensation and talent committee of the board of directors is an independent director within the meaning of the director independence standards of Nasdaq and a non-employee director as defined in Rule 16b-3 of the Exchange Act.

Dr. Ruey-Bin Kao

Julien Mininberg

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Nominating and Corporate Governance Committee	Met 4 times in 2024

Committee Chair Eva Manolis	Responsibilities

•Developing and recommending to the board a set of corporate governance principles and best practices, including considering the adequacy of the by-laws and certificate of incorporation for consideration by stockholders;
•Evaluating, monitoring and recommending to the board corporate governance policies, including a code of business conduct and ethics and a set of corporate governance guidelines;
•Overseeing the annual evaluation of the board, the committees of the board and management;
•Developing and recommending to the board criteria for board and committee membership;
•Establishing procedures for identifying and evaluating director candidates, including nominees recommended by stockholders;
•Overseeing the Company's environmental, social and governance ("ESG") programs, including assessing the Company's performance against ESG metrics and reviewing ESG disclosures;
•Coordinating continuing education for directors on topics that will assist them in discharging their duties;
•Identifying individuals qualified to become board members; and
•Recommending to the board the persons to be nominated for election as directors and to each of the board’s committees.

The nominating and corporate governance committee took action by unanimous written consent one (1) time during the fiscal year ended December 28, 2024.

Committee Members	Independence
Michelle Stacy	Each member of the nominating and corporate governance committee of the board of directors is an independent director within the meaning of the director independence standards of Nasdaq and applicable rules of the SEC.

Andrew Miller

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DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth the director nominees to be elected at the annual meeting, the continuing directors, and the executive officers of the Company, their ages immediately prior to the annual meeting, and the positions currently held by each such person with the Company:

Name	Age	Position
Gary Cohen	63	Director and Chief Executive Officer
Neal Goldman	55	Director
Karen Golz(1)	71	Director
Michael Loparco(2)	53	Director
Eva Manolis(3)	61	Director
Andrew Miller(1)(3)	64	Chairman of the Board
Julien Mininberg(1)(2)	60	Director
Michelle Stacy(2)(3)	69	Director
Jean Jacques Blanc	59	Executive Vice President and Chief Commercial Officer
Jules Connelly	41	Senior Vice President and Chief Human Resources Officer
Jeffrey Engel	64	President and Chief Operating Officer
Kevin Lanouette	54	Senior Vice President, General Counsel and Secretary
Karian Wong	49	Executive Vice President and Chief Financial Officer

(1)	Member of the audit committee
(2)	Member of the compensation and talent committee
(3)	Member of the nominating and corporate governance committee

Executive Officers

Jean Jacques Blanc has served as our executive vice president and chief commercial officer since February 2020 and is responsible for leading our global go-to market commercial strategy. Mr. Blanc previously served as our vice president and general manager of EMEA from March 2017 to February 2020 and as our vice president sales and Marketing EMEA from April 2014 to February 2017. Prior to joining iRobot, Mr. Blanc held leadership roles in commercial management at Whirlpool Corporation, including general manager, France and vice president of sales, North West Europe. Earlier in his career, he held commercial roles at Phillips. Mr. Blanc graduated from Institut Superieur du Commerce in Paris, France.

Jules Connelly was named senior vice president and chief human resources officer in December 2024. Since joining iRobot in 2017, Ms. Connelly has held several leadership roles, most recently serving as senior director of human resources from July 2023 to July 2024. She has played an integral role in areas including organizational culture, employer branding, organizational restructuring, employee engagement and talent acquisition. Throughout her career, Ms. Connelly has distinguished herself as an effective change agent with deep experience in designing and implementing effective human resources processes and practices. Prior to joining iRobot, she served as vice president of people operations at NutraClick, a technology-driven health and wellness products company, and as a search consultant at HiredMinds. Ms. Connelly holds a B.A. in Psychology from the University of Connecticut.

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Jeffrey Engel was named president and chief operating officer in August 2024. Mr. Engel is a global turnaround and restructuring advisor with more than 30 years of C-suite and advisory experience leading successful turnarounds across multiple industries and geographies, including the Americas, EMEA and APAC. He previously served as iRobot’s chief restructuring officer from January 2024 to August 2024. Prior to iRobot, Mr. Engel served as founder and managing director of Pacific Partners Capital, an advisory firm that helped clients navigate complex and challenging situations in industrial companies, manufacturing, consumer products and electronics, automotive and software sectors from 2018 to 2024. He served as an executive-in-residence and senior advisor at AlixPartners, one of the world’s leading management consulting and restructuring firms, frequently assuming interim C-suite positions to plan and lead business turnarounds. Throughout his career, Mr. Engel has worked with many of the world’s leading private equity firms and investment banks on portfolio company operational challenges, strategic initiatives and investment decisions. He has held various C-suite and advisory positions at companies, including senior principal at Kearney, executive director and chief procurement officer of Americas at Ford Motor Company, and chief operating officer and director of Westpoint Stevens with Icahn Enterprises. Mr. Engel holds an M.B.A. from the University of Notre Dame and a B.A. in Business Administration from the University of Iowa.

Kevin Lanouette was named senior vice president, general counsel and secretary in January 2025 and is responsible for leading the Company’s worldwide legal and compliance functions. Prior to joining iRobot, Mr. Lanouette was a partner at OutsideGC, a Boston-based law firm, from July 2022 to January 2025, where he advised and assisted clients on complex corporate, commercial, M&A and securities matters. From 2006 to 2020, he served as assistant general counsel of Analog Devices, Inc., a leading global semiconductor manufacturer, where he had responsibility for several critical legal functions, including corporate, SEC and securities matters, IP licensing and technology transfers, M&A and investments, global commercial transactions, and governance and compliance issues. Mr. Lanouette holds a J.D. from Harvard Law School and a B.A. in Economics from the University of Maine.

Karian Wong has served as executive vice president and chief financial officer since December 2024. With more than 25 years of experience, Ms. Wong is responsible for overseeing the Company’s global finance organization, including financial planning and analysis, accounting, treasury, tax, internal audit and investor relations. Ms. Wong also manages the facilities and global IT organizations. Prior to being appointed chief financial officer, Ms. Wong led iRobot’s global accounting operation, most recently serving as senior vice president and principal accounting officer from February 2021 to December 2024, where she was responsible for global accounting, tax and financial reporting. She joined the Company in 2017 as vice president and chief accounting officer. Prior to joining iRobot, Ms. Wong spent almost a decade at Nuance Communications, Inc., where she held various leadership positions, including serving as vice president and controller overseeing global accounting operations, financial reporting and M&A. Earlier in her career, she served as a senior audit manager at Ernst & Young LLP. Ms. Wong holds BBA degrees in accounting and finance from the University of Arizona and was a CPA.

Our executive officers are elected by the board of directors on an annual basis and serve until their successors have been duly elected and qualified or until their earlier death, resignation or removal.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Leadership Structure

Our current leadership structure splits the roles of CEO and chairman, with Mr. Miller serving as chairman of the board. To assure effective independent oversight, our by-laws provide that the independent members of our board of directors will designate a lead independent director if the chairman of the board is not an independent director.

Independence of Members of the Board of Directors

The board of directors has determined that Mses. Golz, Manolis and Stacy, Dr. Kao, and Messrs. Goldman, Loparco, Miller and Mininberg are each independent within the meaning of the director independence standards of Nasdaq and the SEC. Furthermore, the board of directors has determined that each member of each of the audit committee, compensation and talent committee, and nominating and corporate governance committee of the board of directors is independent within the meaning of the director independence standards of Nasdaq and the SEC.

Executive Sessions of Independent Directors

Executive sessions of the independent directors are held during each regularly scheduled meeting of the board of directors. Executive sessions do not include any of our non-independent directors and are chaired by our independent chairman. The independent directors of the board of directors met in executive session four (4) times in 2024.

The Board of Directors’ Role in Risk Oversight

The board of directors oversees our risk management process. This oversight is primarily accomplished through the board of directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, and strategic and reputational risks. The audit committee focuses on risk related to accounting, internal controls, financial and tax reporting, privacy and cybersecurity. The audit committee also assesses economic and business risks and monitors compliance with ethical standards. The compensation and talent committee identifies and oversees risks associated with our executive compensation policies and practices, and the nominating and corporate governance committee identifies and oversees risks associated with director independence, related party transactions and the implementation of corporate governance policies.

Policies Governing Director Nominations

Director Qualifications

The nominating and corporate governance committee of the board of directors is responsible for reviewing with the board of directors from time to time the appropriate qualities, skills and characteristics desired of members of the board of directors in the context of the needs of the business and current make-up of the board of directors. This assessment includes consideration of the following minimum qualifications that the nominating and corporate governance committee believes must be met by all directors:

•Nominees must have experience at a strategic or policy making level in a business, government, non-profit or academic organization of high standing;
•Nominees must be highly accomplished in their respective fields, with superior credentials and recognition;
•Nominees must be well regarded in the community and shall have a long-term reputation for the highest ethical and moral standards;
•Nominees must have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve;
•Nominees must be free of conflicts of interest and potential conflicts of interest, in particular with respect to relationships with other boards; and
•Nominees must, to the extent such nominee serves or has previously served on other boards, demonstrate a history of actively contributing at board meetings.

We do not have a formal board diversity policy. However, pursuant to the Policy Governing Director Qualifications and Nominations, as part of its evaluation of potential director candidates and in addition to other standards the nominating and corporate governance committee may deem appropriate from time to time for the overall structure and composition of the board of directors, the nominating and corporate governance committee may consider whether each

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candidate, if elected, assists in achieving a mix of board members that represent a diversity of background and experience. Accordingly, the board of directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry, geographical understanding and strategic experience and expertise that, in concert, offer us and our stockholders a diverse set of opinions and insights in the areas most important to us and our corporate mission. In addition, nominees for director are selected to bring complementary, rather than overlapping, skill sets. All candidates for director nominee must have time available to devote to the activities of the board of directors. The nominating and corporate governance committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director. Candidates for director nominee who do not meet all of these criteria may still be considered for nomination to the board of directors if the nominating and corporate governance committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Process for Identifying and Evaluating Director Nominees

The board of directors delegates the initial selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominee in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be helpful in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors. The nominating and corporate governance committee also recommends candidates to the board of directors for appointment to the committees of the board of directors. Once appropriate candidates have been identified, the entire board of directors votes on the candidates, as the selection of board nominees is a responsibility of the entire board of directors.

Procedures for Recommendation of Director Nominees by Stockholders

The nominating and corporate governance committee will consider director nominee candidates who are recommended by our stockholders. Stockholders, in submitting recommendations to the nominating and corporate governance committee for director nominee candidates, shall follow the following procedures:

The nominating and corporate governance committee must receive any such recommendation for nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the Proxy Statement delivered to stockholders in connection with the preceding year’s annual meeting.

All recommendations for nomination must be in writing and include the following:

•Name and address of the stockholder making the recommendation;
•A representation that the stockholder is a record holder of the Company’s securities, or if the stockholder is not a record holder, evidence of ownership;
•Name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the individual recommended for consideration as a director nominee;
•A description of the qualifications and background of the proposed director nominee which addresses the minimum qualifications, actual or potential conflicts of interest, and other criteria for board membership approved by the board of directors from time to time and set forth in the Company’s Policy Governing Director Qualifications and Nominations;
•A description of all arrangements or understandings between the stockholder and the proposed director nominee;
•The consent of the proposed director nominee (i) to be named in the Proxy Statement for the annual meeting and (ii) to serve as a director if elected at such annual meeting; and
•Any other information regarding the proposed director nominee that is required to be included in the Proxy Statement.

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Nominations must be sent to the attention of our Secretary by U.S. mail (including courier or expedited delivery service) to:

iRobot Corporation
8 Crosby Drive
Bedford, Massachusetts 01730
Attn: Secretary of iRobot Corporation

Our Secretary will promptly forward any such nominations to the nominating and corporate governance committee.

In addition, our by-laws permit eligible stockholders, or groups of stockholders, owning continuously for at least three years shares of the Company’s stock representing an aggregate of at least 3% of the Company’s outstanding shares, to nominate and include in the Company’s proxy materials director nominees constituting up to two or 25%, whichever is greater, of the board of directors, provided that the stockholders and nominees satisfy the requirements in our by-laws. Written notice of stockholder nominees to the board of directors must be received not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the proceeding year’s annual meeting. For details on the Company’s proxy access procedures, please refer to our by-laws.

Policy Governing Security Holder Communications with the Board of Directors

The board of directors provides to every security holder the ability to communicate with the board of directors as a whole and with individual directors on the board of directors through an established process for security holder communications as follows:
For communications directed to the board of directors as a whole, security holders may send such communications to the attention of the chairman of the board of directors by U.S. mail (including courier or expedited delivery service) to:

iRobot Corporation
8 Crosby Drive
Bedford, Massachusetts 01730
Attn: Chairman of the Board, c/o Secretary

For security holder communications directed to an individual director in his or her capacity as a member of the board of directors, security holders may send such communications to the attention of the individual director by U.S. mail (including courier or expedited delivery service) to:

iRobot Corporation
8 Crosby Drive
Bedford, Massachusetts 01730
Attn: [Name of the director], c/o Secretary

We will forward any such security holder communication to the chairman of the board, as a representative of the board of directors, or to the director to whom the communication is addressed. We will forward such communications by certified U.S. mail to an address specified by each director and the chairman of the board for such purposes or by secure electronic transmission.

Policy Governing Director Attendance at Annual Meetings of Stockholders

Our policy is to schedule a regular meeting of the board of directors on the same date as or immediately prior to, our annual meeting of stockholders and, accordingly, directors are encouraged to be present at our stockholder meetings. Our directors are expected to participate in the virtual annual meeting of stockholders, unless they have a conflict that cannot be resolved. Five (5) board members who were directors at the time of the annual meeting of stockholders held in 2024 attended the meeting.

Board of Directors Evaluation Program

The board of directors performs annual self-evaluations of its composition and performance, including evaluations of its standing committees and individual evaluations for each director. In addition, each of the standing committees of the board of directors conducts its own self-evaluation, which is reported to the board of directors. The board of directors retains the authority to engage its own advisors and consultants.

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For more corporate governance information, you are invited to access such information at https://investor.irobot.com/corporate-governance/highlights.

Code of Business Conduct and Ethics

We have adopted a “code of ethics,” as defined by regulations promulgated under the Securities Act of 1933, as amended ("Securities Act"), and the Exchange Act, that applies to all of our directors and employees worldwide, including our principal executive officer, principal financial officer, principal accounting officer and controller, or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available at https://investor.irobot.com/corporate-governance/highlights. A copy of the Code of Business Conduct and Ethics may also be obtained, free of charge, from us upon a request directed to: iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730, Attention: Investor Relations. We intend to disclose any amendment to or waiver of a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website available at https://investor.irobot.com/corporate-governance/highlights and/or in our public filings with the SEC.

Human Rights Policy

We have adopted a Human Rights Policy. Respect for human rights is an essential value for our Company and for the communities in which we operate. We are committed to ensuring that our employees and individuals in the communities affected by our activities are treated with dignity and respect. We believe that following these principles helps our employees and our business thrive as we develop new and exciting technologies for the smart home. For additional information about this policy, please visit our website at www.irobot.com.

Compensation and Talent Committee Interlocks and Insider Participation

During 2024, Ms. Stacy, Messrs. Loparco and Mininberg and Dr. Kao served as members of the compensation and talent committee. No member of the compensation and talent committee was an employee or former employee of us or any of our subsidiaries, or had any relationship with us requiring disclosure herein.

During the last year, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation and talent committee; (ii) a director of another entity, one of whose executive officers served on our compensation and talent committee; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

This report is submitted by the audit committee of the board of directors. The audit committee currently consists of Karen Golz, Andrew Miller and Julien Mininberg. None of the members of the audit committee is an officer or employee of the Company, and the board of directors has determined that each member of the audit committee meets the independence requirements promulgated by Nasdaq and the SEC, including Rule 10A-3(b)(1) under the Exchange Act. Each of Mr. Miller and Ms. Golz is an “audit committee financial expert” as is currently defined under SEC rules. The audit committee operates under a written charter adopted by the board of directors.

The audit committee oversees the Company’s accounting and financial reporting processes on behalf of the board of directors. The meetings of the audit committee are designed to facilitate and encourage communication among the audit committee, Company management, the independent registered public accounting firm and the Company’s internal audit function. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed with management the Company’s consolidated financial statements for the fiscal quarters and full year ended December 28, 2024, including a discussion of, among other things, the quarterly and annual earnings press releases, the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the Company’s financial statements.

The audit committee ensures that the Company establishes and appropriately resources a professional internal auditing function and that there are no unjustified restrictions or limitations imposed on that function. In addition to reviewing and approving the annual internal audit plan and overseeing other internal audit activities, the audit committee regularly reviews and discusses the results of internal audit reports.

The audit committee also reviewed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the results of their audit and discussed matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The audit committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with PricewaterhouseCoopers LLP their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has considered and discussed the compatibility of non-audit services provided by PricewaterhouseCoopers LLP with that firm’s independence. For each engagement, Company management provided the audit committee with information about the services and fees, sufficiently detailed to allow the audit committee to make an informed judgment about the nature and scope of the services and the potential for the services to impair the independence of the independent registered public accounting firm. After the end of each fiscal year, Company management provides the audit committee with a summary of actual fees incurred with the independent registered public accounting firm.

The audit committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting. Additionally, the audit committee meets in separate executive sessions with the Company’s chief financial officer and the head of internal audit.

In accordance with SEC rules and PricewaterhouseCoopers LLP policies, lead and concurring audit partners are subject to rotation requirements that limit the number of consecutive years an individual partner may provide services to our Company to a maximum of five years. The selection of the lead audit partner pursuant to this rotation policy involves a meeting between the candidate for the role and the chair of the audit committee, as well as with the full audit committee and members of management.

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The audit committee has also evaluated the performance of PricewaterhouseCoopers LLP, including, among other things, the length of time the firm has been engaged; its familiarity with our operations and businesses, accounting policies and practices, and our internal controls over financial reporting; and the appropriateness of fees paid to PricewaterhouseCoopers LLP for audit and non-audit services in 2024, on an absolute basis and as compared with the scope of prior year audits. Information about PricewaterhouseCoopers LLP’s fees for 2024 is discussed below in this Proxy Statement under “Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm.” Based on its evaluation, the audit committee has retained PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the 2025 fiscal year.

Based on its review of the financial statements and the aforementioned discussions, the audit committee concluded that it would be reasonable to recommend, and on that basis, did recommend, to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024, which was filed with the SEC on March 12, 2025.

Respectfully submitted by the Audit Committee,

Karen Golz (chair)
Andrew Miller
Julien Mininberg

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

REPORT OF THE COMPENSATION AND TALENT COMMITTEE OF THE BOARD OF DIRECTORS

No portion of this compensation and talent committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The compensation and talent committee of the board of directors, which is comprised solely of independent directors within the meaning of applicable rules of Nasdaq, and non-employee directors within the meaning of Rule 16b-3 under the Exchange Act, is responsible for developing executive compensation policies and advising the board of directors with respect to such policies and administering the Company’s cash incentive and equity incentive plans. The compensation and talent committee sets performance goals and objectives for the chief executive officer and the other executive officers, evaluates their performance with respect to those goals and sets their compensation based upon the evaluation of their performance. In evaluating executive officer pay, the compensation and talent committee retains the services of an outside compensation consultant and considers recommendations from the chief executive officer with respect to goals and compensation of the other executive officers. The compensation and talent committee assesses the information it receives in accordance with its business judgment. The compensation and talent committee also periodically reviews director compensation. All decisions with respect to executive and director compensation are approved by the compensation and talent committee or recommended by the compensation and talent committee to the full board for approval. All decisions regarding chief executive officer and director compensation are reviewed and ratified by the full board. Michelle Stacy, Dr. Ruey-Bin Kao, Michael Loparco, and Julien Mininberg are the current members of the compensation and talent committee.

The compensation and talent committee has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 28, 2024 with management. In reliance on those reviews and discussions referred to above, the compensation and talent committee recommended to the board of directors, and the board of directors has approved, that the CD&A be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 28, 2024, which was filed with the SEC on March 12, 2025.

Respectfully submitted by the Compensation and Talent Committee,

Michelle Stacy (chair)
Dr. Ruey-Bin Kao
Michael Loparco
Julien Mininberg

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

COMPENSATION AND OTHER INFORMATION
CONCERNING EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy and objectives. It also outlines the compensation program for our named executive officers (“NEOs”) during 2024. Our NEOs for 2024 are:

•Gary Cohen, our chief executive officer effective May 7, 2024
•Jeffrey Engel, our president and chief operating officer effective August 6, 2024
•Karian Wong, our chief financial officer effective December 2, 2024, previously our senior vice president and principal accounting officer
•Jules Connelly, our chief human resources officer effective December 2, 2024
•Colin Angle, our chief executive officer and chairman of the board of directors until January 28, 2024 and senior advisor until August 16, 2024
•Glen Weinstein, our chief legal officer until January 28, 2024 and our interim chief executive officer from January 28, 2024 to May 6, 2024
•Julie Zeiler, our chief financial officer until December 2, 2024 and advisor to the chief financial officer until March 28, 2025
•Tonya Drake, our chief legal officer from January 31, 2024 to January 22, 2025 (previously our vice president, assistant general counsel)

Executive Summary

2024 was a year of transition for the Company with many of our changes, performance outcomes, and executive transitions coming in the wake of the termination of our Merger Agreement with Amazon.com Inc. (“Amazon”).

Termination of Merger Agreement & Executive Transitions

On January 28, 2024, we mutually agreed to terminate our previously announced Merger Agreement, originally signed on August 4, 2022, under which Amazon would have acquired iRobot. The Merger Agreement was terminated once it became clear that the deal had no path to regulatory approval in the European Union.

In connection with the termination of the Merger Agreement, the Company began a significant operational restructuring, pursuant to which:

•Mr. Angle stepped down as chief executive officer and chairman of the board of directors on January 28, 2024 and entered into an agreement to support the Company in the role of senior advisor for up to 12 months thereafter. Mr. Angle's employment with the Company terminated on August 16, 2024;
•The board immediately initiated a search process for a permanent chief executive officer while appointing Mr. Weinstein, previously our chief legal officer, as interim chief executive officer;
•As a result of a comprehensive search process, the board appointed Mr. Cohen as our president and chief executive officer on May 7, 2024 and as a member of the board of directors on May 22, 2024; and
•Upon Mr. Cohen’s hiring as chief executive officer, Mr. Weinstein provided transition services for 60 days following Mr. Cohen’s appointment following which, his employment terminated.

Additional executive transitions that occurred throughout 2024 as a part of our overall restructuring include:
•Hired Mr. Engel as our president and chief operating officer in August 2024, at which time Mr. Cohen relinquished the role of president;
•Promoted Ms. Drake to executive vice president and general counsel upon Mr. Weinstein becoming our interim chief executive officer;
•Appointed Ms. Connelly as our chief human resources officer in December 2024; Ms. Connelly also served as our senior director of human resources during 2024 until her separation from the company on June 28, 2024;

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•Promoted Ms. Wong to executive vice president and chief financial officer in December 2024; and
•Ms. Zeiler stepped down as executive vice president and chief financial officer, effective December 2, 2024, and agreed to serve as an advisor to the chief financial officer until no later than March 28, 2025

2024 Performance Overview

We have an iconic brand that people love. Nevertheless, 2024 was a challenging year for iRobot. As noted above we mutually agreed to terminate the Merger Agreement with Amazon in January 2024. In addition, our revenue was impacted by lower orders from retailers and distributors resulting largely from increased competition in the U.S., EMEA and Japan. Revenue declined 23% which contributed to an operating loss of $103 million.

Under the direction of our board and new leadership team, we have taken several steps to stabilize and ultimately transform the business to improve our performance and to position iRobot to generate long-term shareholder value. We are confident in our ability to build on our legacy of innovation and to navigate this period successfully. In connection with our strategic and operational restructuring, we have already taken a number of actions to build a stronger, leaner, profitable company. These include:

•Reduction of approximately 572 employees (approximately 51% of our global workforce);
•Improving gross margin through the execution of agreements with joint design and contract manufacturing partners;
•Focusing on our core strength of robotic floorcare and moving our non-core engineering functions to lower cost regions, which reduced our research and development expense by $50 million compared to 2023;
•Working with development partners to continue our history of innovation and bring new products to market faster including the launch of multiple new product including the flagship Roomba Combo 10 Max robot + AutoWash dock in 2024 and a record number of new product launches across all price points planned for 2025;
•Centralizing global marketing activities and consolidating agency expenditures to reduce sales and marketing expenses while seeking efficiencies in demand generation activities to drive sales more cost effectively;
•Moved U.S.-bound manufacturing from China to mitigate the impact of tariffs; and
•Streamlining our global real estate footprint.

While significant work remains to fully execute on our transformation, our focus on efficiency has resulted in a $215 million operating expense reduction for full year 2024 compared to full year 2023.

2024 Compensation Highlights

Our 2024 compensation decisions and 2024 incentive plan outcomes reflect both the leadership transitions that occurred during the year as well as the challenges we faced and our pay for performance philosophy. Specifically:

•No salary increases. Other than in connection with promotions, our named executive officers received no salary increases for 2024 in light of our performance and our focus on minimizing expenses. 2024 was the third consecutive year of no annual salary increases for our NEOs.

•Forfeited transaction bonuses. In accordance with the terms established as part of the Merger Agreement, 75% of the bonuses payable under the transaction bonus program established in connection with the Merger Agreement were forfeited in early 2024 in connection with the termination of the Merger Agreement.

•No Earned Annual Incentive Bonuses. Other than guaranteed bonuses granted in connection with the hiring of new executives, no annual bonuses were earned by the NEOs for 2024.

•2022-2024 PSUs Forfeited. In 2022, we granted PSUs eligible to be earned based on our relative total shareholder return ("rTSR") over one, two, and three-year periods. For the three-year performance period ended December 28, 2024, 0% of the eligible shares were earned and the 2022 PSU awards were forfeited. Details of these and other PSUs are described below in the Long-Term Incentive section of this Compensation Discussion and Analysis.

Objectives of Our Compensation Program

We believe our compensation philosophies and objectives, as further described below, have aligned executive compensation with Company performance. Our compensation programs for our executive officers are designed to achieve the following objectives:

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•Provide competitive compensation opportunities that attract, motivate and retain the best talent and the highest caliber executives in order to help us to achieve our strategic objectives;
•Connect a significant portion of the total potential compensation paid to executives to our annual financial performance;
•Directly align management’s interest with the interests of stockholders through equity incentives; and
•Provide management with performance goals that are directly linked to our longer-term plans for growth and profit.

Our compensation philosophy is based on a desire to emphasize pay for performance through incentive compensation that is designed to closely link the realized compensation of our NEOs to our financial performance, operational performance, and the performance of our stock. We also believe that the compensation of our NEOs should strongly align their interests with those of our stockholders. We strive to focus executive behavior on the achievement of both near-term corporate targets as well as long-term business objectives and strategies, with the ultimate goal of delivering value for our stockholders and customers.

Methodologies for Establishing Executive Compensation

The compensation and talent committee, which is comprised entirely of independent directors, reviews the compensation packages for our NEOs, including an analysis of all elements of compensation separately and in the aggregate. In determining the appropriate compensation levels for our chief executive officer, the compensation and talent committee meets with the chief human resources officer, along with the committee’s independent compensation consultant. With respect to the compensation levels of all other NEOs, the compensation and talent committee meets with our chief executive officer and, as needed, our chief human resources officer, as well as with the committee's independent consultant. Our chief executive officer annually reviews the performance of each of the other NEOs with the compensation and talent committee.

Compensation arrangements for new hires are generally established through arms-length negotiations taking into account the individual’s experience, responsibilities, expertise, compensation at their prior employer (if disclosed) and competitive market compensation levels for their role as provided by the compensation and talent committee’s independent consultant.

The compensation and talent committee has engaged Pay Governance as its independent compensation consultant. The compensation consultant works with the compensation and talent committee in addition to our human resources department and the chief executive officer to assist them with a range of items outlined below. In conjunction with the annual performance review of each NEO, the compensation and talent committee carefully considers the recommendations of the chief executive officer with respect to the other executive officers when setting base salary and target amounts and performance goals for the current year’s incentive compensation plan. In addition, the compensation and talent committee similarly determines the size and structure of equity incentive awards, if any, for each NEO.

The compensation and talent committee also considers the results of the advisory vote on NEO compensation, or the “say on pay” vote, that is currently held each year at the Company’s annual meeting of stockholders. At the May 2024 annual meeting of stockholders, a significant majority of stockholders voted in favor of our NEO compensation program. The results of the 2024 say on pay vote were as follows (as a percentage of the votes cast):

For	11,269,907	92.4%
Against	922,741	7.6%

The results of the say on pay vote are advisory and not binding on the Company, the board of directors or the compensation and talent committee. Nevertheless, the board of directors and the compensation and talent committee value the opinions of our stockholders and take the results of the say on pay vote into account when making decisions regarding the compensation of our NEOs.

Our compensation plans are developed, in part, by utilizing publicly available compensation data and subscription- compensation survey data representative of our competitors and other similarly-situated companies. When determining the range of competitive practices for executive compensation, we review compensation data for companies with revenues, market capitalization, and headcount similar to ours. There is an expanded discussion on our peer group in the section “Compensation Comparisons” below. While we have few direct benchmarks, we believe that this approach provides valuable insights as to the competitive range of pay levels and practices of companies similar to ours.

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Compensation Consultants

As its independent compensation consultant, Pay Governance provides the compensation and talent committee with advice on a broad range of executive compensation matters. In fiscal 2024, the scope of Pay Governance’s services included the following:

•Apprising the compensation and talent committee of compensation-related and regulatory trends and developments in the marketplace;
•Assessing the composition of the peer companies used for comparative purposes;
•Assisting with interim and new hire compensation arrangements related to NEO transitions;
•Providing competitive benchmark information to inform the compensation and talent committee;
•Discussing potential design changes and program enhancements to maintain the competitiveness, retentive and motivational value of our compensation program; and
•Reviewing the Compensation Discussion and Analysis section of the Company’s Proxy Statement.

The compensation and talent committee annually reviews its relationship with Pay Governance pursuant to the applicable Nasdaq listing standards and SEC rules and concluded that Pay Governance’s work did not raise any conflicts of interest. Pay Governance did not provide any other services to us in fiscal 2024.

Compensation Comparisons

While we do not have any “true” consumer robotic peer companies that are publicly-traded, stand-alone, U.S.-based and size-appropriate, we believe the mix of technology and consumer products entities that comprise our current compensation peer group provides appropriate reference points for compensation and performance comparisons.

The compensation and talent committee relies on a set of targeted selection criteria in establishing our peer group companies. These criteria have historically included the following:

•Companies with revenues within a similar range and generally similar market capitalization;
•Companies within comparable industries that focus on smart-tech and high-tech products (e.g., consumer durables, consumer services, aerospace, capital goods, electronics equipment, information technology, instruments and components, computers and peripherals, networking equipment and computer hardware);
•Companies with highly engineered products and complex networked technologies with multiple industry applications;
•Technology companies whose products contain both hardware and software components, in particular cloud-connected devices, smart monitors, networked devices and consumer wearables; and
•Companies with moderate to high sales growth and opportunity.
•Other secondary criteria also considered include:
◦Companies considered to be engaging in “disruptive innovation;”
◦Companies producing high-technology products with brand recognition and/or that focus on disposable income “luxury” goods; and
◦Companies with comparable levels of ongoing investment in research and development that indicate similar business models and financial strategy.

Pursuant to the termination of our Merger Agreement and to our operational restructuring, the size and scope of our business changed significantly over the course of 2024, including declines in our revenue and market capitalization all of which impacted the applicability of compensation data from our peer group.

For early 2024 pay decisions, the compensation and talent committee, working with Pay Governance, continued to utilize our 2023 peer group (listed below) as a reference, but focused on the 25th percentile of the peer group information to support executive compensation decisions. For benchmarking exercises occurring later in the year, the compensation and talent committee supplemented peer information with size-appropriate subscription compensation survey data that reflected our then current market capitalization and scope of operations – at the time of this review, the median market capitalization of the participating companies in the subscription survey data was $335 million.

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Our compensation peer group used for early 2024 decisions consisted of the following 15 companies (same as our 2023 peer group), which we show in two different technology segments.

Consumer Technology Companies	Broader Technology Companies
Alarm.com Holdings, Inc.	3D Systems Corporation
Corsair Gaming, Inc.	Dolby Laboratories, Inc.
Garmin Ltd.	Faro Technologies, Inc.
GoPro, Inc.	Novanta, Inc.
Logitech International S.A.	Trimble Inc.
NETGEAR, Inc.
Roku, Inc.
Sonos, Inc.
Universal Electronics Inc.
Vizio Holding Corp.

Approach to Determining Compensation Levels

The compensation and talent committee reviews all components of compensation for NEOs. In setting compensation levels for our NEOs in fiscal 2024, the compensation and talent committee considered many factors in addition to the competitive market analyses described above, including, but not limited to:

•The scope and strategic impact of the NEOs responsibilities;
•Our past business performance, and future expectations;
•Our long-term goals and strategies;
•The performance and experience of each individual;
•Retention considerations;
•Unvested equity holdings;
•Past compensation levels of each individual and of the NEOs as a group;
•Relative levels of pay among the executive officers;
•The amount of each component of compensation in the context of the NEO’s total compensation;
•Input from the board with respect to its evaluation of and recommendations for the chief executive officer; and
•Input from the chief executive officer with respect to the evaluation of and recommendations for the other NEOs.

In addition to the factors listed above, in 2024 the compensation and talent committee also considered special circumstances related to the recruitment of new executives and the promotion of executives into new roles. The compensation and talent committee recommends to the full board of directors compensation for our chief executive officer using the same factors it considers for other executive officers.

Elements of Compensation

Our executive compensation program in 2024 consisted of three primary elements: base salary, annual cash incentive opportunities, and long-term equity awards. All of our executive officers are also eligible for certain benefits offered to employees generally, including life, health, disability and dental insurance, as well as participation in our 401(k) plan. We have also entered into executive agreements with our NEOs that provide for certain severance benefits upon a qualifying termination of employment, including a qualifying termination in connection with a change in control of the Company.

Primary Elements of Compensation

Base Salary

Salaries are initially established at hire based on arms'-length negotiation with the applicable NEO and are reviewed on an annual basis based on performance, affordability and the market competitive range of salaries paid by the peer companies described above. While we generally aim to set base salaries for each of our executives to market competitive levels, the compensation and talent committee also takes into consideration the factors listed in the section “Approach to Determining Compensation Levels” above.

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The table below shows annualized base salary rates as of December 28, 2024 or the applicable date of termination for each of our NEOs:

Current Executive Officers:	2024 Base Salary
Gary Cohen(1)	$700,000
Karian Wong(2)	$450,000
Jeffrey Engel(3)	$600,000
Jules Connelly(4)	$350,000

Former Executive Officers:
Glen Weinstein(5)	$430,000
Colin Angle(6)	$850,000
Julie Zeiler(7)	$500,000
Tonya Drake(8)	$400,000
(1)Mr. Cohen was appointed chief executive officer and president effective May 6, 2024.
(2)Ms. Wong was appointed executive vice president and chief financial officer effective December 2, 2024. Prior to that, she was senior vice president and principal accounting officer. Her salary listed above represents her annualized salary effective as of her promotion. Her annualized 2024 base salary prior to her promotion was $390,016.
(3)Mr. Engel was appointed president and chief operating officer effective August 6, 2024.
(4)Ms. Connelly was appointed as chief human resources officer effective December 2, 2024. She also served as senior director of human resources until June 2024 at which time she left the Company until her re-hire in December 2024. Her annualized base salary in her role as senior director of human resources was $253,500.
(5)Mr. Weinstein was appointed interim chief executive officer effective January 28, 2024 and served in that role until May 6, 2024. He remained employed by the Company for 60 days following May 6, 2024. Prior to January 28, 2024 he served as executive vice president and chief legal officer. His base salary as interim chief executive officer remained the same as his base salary as executive vice president and chief legal officer but he received additional cash compensation in the form of a stipend of $27,500 per month while serving in that role.
(6)Mr. Angle stepped down as chief executive officer and chairman of the board of directors on January 28, 2024 but remained as an employee in the role of senior advisor until August 16, 2024. Mr. Angle continued to receive an annual base salary of $850,000 during his service as senior advisor.
(7)Ms. Zeiler was executive vice president and chief financial officer until December 2, 2024 at which time she became an advisor to the Company and served in that role until March 28, 2025.
(8)Ms. Drake was promoted to executive vice president and general counsel effective January 28, 2024. Her annualized 2024 base salary prior to her promotion was $390,000. Her employment with the Company terminated in March 2025.

Cash Incentive Compensation

Senior Executive Incentive Compensation Plan (“SEICP”)

The compensation and talent committee believes that short-term cash incentive compensation for our executive officers should be contingent upon successful achievement of significant financial and business objectives and implementation of our business strategy. For our NEOs, including our chief executive officer, the payment of cash incentive awards is based on an evaluation of achievement against predetermined Company financial and operational metrics in accordance with our SEICP adopted by the compensation and talent committee. For NEOs, 100% of the target cash incentive compensation is tied to key Company financial and operating performance measures. We aim to set our cash incentive opportunities for NEOs to be market competitive for performance at target with actual amounts earned adjusted up or down based on performance achievement, as described below.

For fiscal 2024, the target bonus award opportunities under our SEICP for each of our NEOs, as a percentage of base salary, are set forth in the table below. These target bonus amounts were set at levels the compensation and talent committee determined were appropriate to support our business plan, which involved growing the Company in a profitable, cost-effective way.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Current Executive Officers:	2024 Incentive Bonus Award Target Opportunity (% of base salary)
Gary Cohen	100%
Karian Wong	75%
Jeffrey Engel	85%
Jules Connelly	60%

Former Executive Officers:

Glen Weinstein	75%
Colin Angle	115%
Julie Zeiler	75%
Tonya Drake	60%

The following tables summarize the 2024 performance measures, associated weightings and goals for each of the NEOs under the SEICP, including actual performance achievement. The compensation and talent committee chose this mix of financial targets for cash incentive compensation because it believes it creates a balanced focus on growth and profitability, and it believes that executive officers should be focused on a small set of critical, team-based financial and operating metrics that reinforce the executive’s role and impact the Company’s business strategy.

As shown in the table below, our results were below threshold for both performance metrics. As a result and consistent with our pay for performance culture, the NEOs did not receive any payouts under the SEICP for 2024 performance.

		Performance Goal ($ in millions)
Metric	Weightings	Threshold	Target	Maximum	2024 Actual Performance	Actual Percentage Earned (as % of target)
Non-GAAP Operating loss, excluding cash incentive compensation expense(1)	70%	($35.1)	($31.9)	($25.5)	($112.9)	0%
GAAP Total Revenue	30%	$766.3	$851.5	$1,021.7	$681.8	0%
Total Payout (as a % of Target)		50%	100%	200%		0%
(1) We define non-GAAP operating income (loss) as operating income (loss) before amortization of acquired intangible assets, stock-based compensation expense, tariff refunds, net merger, acquisition and divestiture (expense) income, and restructuring and other expense. See page 38 of our Form 10-K for the year ended December 28, 2024, for a reconciliation of non-GAAP operating loss to GAAP operating loss.

One-Time Bonuses and Guaranteed Payments in 2024

From time to time, we have provided sign-on and/or partial guarantees of bonuses in the course of recruiting executives to join the Company or upon internal promotion. During 2024, we entered into such arrangements with several NEOs, as summarized below.

•Mr. Cohen was guaranteed a minimum annual bonus equal to 50% of his prorated target bonus for 2024.
•Ms. Wong received a bonus payment pursuant to a retention plan that was adopted in March 2024 that provided her a guaranteed bonus equal to 75% of her 2024 incentive bonus plan target.
•Mr. Engel was granted a sign-on bonus in the aggregate amount of $425,000, $255,000 of which was paid at the time of his hire in August 2024 and the remaining $170,000 of which will be paid in July 2025, subject to his continued service with the Company through such date. Mr. Engel was guaranteed a minimum annual bonus equal to 50% of his prorated target bonus for 2024.
•Mr. Weinstein received a bonus payment of $117,144 for his service as interim chief executive officer.
•Ms. Drake received a bonus payment in connection with her appointment as executive vice president and general counsel in an amount equal to 80% of her 2024 incentive bonus plan target.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Long-Term Incentives

Overview

Typically, a combination of RSUs and PSUs are granted that are intended to promote success by aligning employee financial interests with long-term stockholder value. Long-term incentives are awarded based on various factors primarily relating to the responsibilities of the individual officer or employee, his or her past performance, anticipated future contributions, prior grants, and competitive market and retention considerations as well as the pool of shares available for grant and Company performance. In general, our compensation and talent committee will base its decisions to grant long-term incentives on recommendations of our chief executive officer (for employees other than himself) and the compensation and talent committee’s analysis of peer group and industry compensation information, with the intention of keeping the executives’ overall target compensation levels competitive with our peers.

The compensation and talent committee believes that our traditional mix of long-term equity awards is market competitive and strongly aligns the incentives of our executives with the interests of our stockholders and the long-term performance of the Company by directly tying a significant portion of the value that may be realized from our equity compensation to the performance of the Company and the value of our stock.

Starting in 2022, RSUs typically vest based on continued service with one-third vesting after one year, and the remaining two-thirds vesting in quarterly installments over the following two years. Given the uncertainty regarding the Amazon merger and several changes among executives, we granted RSUs to certain of our NEOs at a proportionately lower amount that vest in full after one year to maximize the potential retentive value of the smaller awards.

RSU Grants in 2024

During fiscal year 2024, our compensation and talent committee approved the RSU awards set forth in the table below to each of our NEOs.

	RSUs (#)	Grant Date Fair Value ($)
Gary Cohen(1)	290,000	$2,763,700
Karian Wong(2)	157,258	$1,453,628
Jeffrey Engel(3)	188,955	$1,128,061
Jules Connelly(4)	120,000	$1,072,800
Glen Weinstein(5)	115,163	$1,199,998
Colin Angle	N/A	N/A
Julie Zeiler(6)	56,250	$534,938
Tonya Drake(7)	93,949	$919,378

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

(1)Mr. Cohen was granted RSUs as part of his hiring as chief executive officer in May 2024. These RSUs vest over three years from the grant date, with one-third vesting after one year, and the remaining two-thirds vesting in quarterly installments over the following two years.
(2)In her role as senior vice president and principal accounting officer, Ms. Wong was granted 32,258 RSUs, which vest in full one year from date of grant. Upon her promotion to executive vice president and chief financial officer in December 2024, she received an additional grant of 125,000 RSUs, which vest over three years from the grant date, with one-third vesting after one year, and the remaining two-thirds vesting in quarterly installments over the following two years.
(3)Mr. Engel was granted RSUs in connection with his hiring as president and chief operating officer. These RSUs vest over three years from the grant date, with one-third vesting after one year, and the remaining two-thirds vesting in quarterly installments over the following two years.
(4)Ms. Connelly was granted RSUs in connection with her hiring as chief human resources officer. These RSUs vest over three years from the grant date, with one-third vesting after one year, and the remaining two-thirds vesting in quarterly installments over the following two years.
(5)Mr. Weinstein was granted RSUs as interim chief executive officer. These RSUs had a one-year vesting period and were accelerated upon the termination of Mr. Weinstein's role as interim chief executive officer.
(6)Ms. Zeiler was granted RSUs in July 2024 that would have vested in full on the first anniversary of the grant date. The vesting of such RSUs will be accelerated in connection with the termination of Ms. Zeiler's employment.
(7)Ms. Drake was granted 27,016 RSUs in March 2024, which would have vested in full on the first anniversary of the grant date, and 66,933 RSUs in June 2024 that were subject to vesting over three years from the grant date, with one-third vesting after one year, and the remaining two-thirds vesting in quarterly installments over the following two years.

PSU Grants in 2024

Stock Price Milestone PSUs

In order to incentivize some of our executives during this critical transition time at iRobot, we granted PSUs to several executives in connection with their hire or promotion based on ambitious stock price milestones. These PSUs were generally granted to those executives with the most ability to impact our stock price, namely our chief executive officer, executive vice president and chief financial officer and president and chief operating officer. We selected stock price as the performance measure due to its high correlation with shareholder experience and the difficulty in setting long-term financial goals at this time.

	Date of Grant	Target PSUs (#)	Grant Date Fair Value ($)
Gary Cohen	6/7/2024	435,000	$3,475,650
Karian Wong	12/6/2024	125,000	$935,625
Jeffrey Engel	9/6/2024	181,545	$714,380
These awards have a maximum four-year performance period from the date of grant and are eligible to be earned based on the attainment of stock price milestones and continued service through the earliest eligible vesting date for each tranche. The performance condition is satisfied when the daily volume-weighted average of our common stock (“daily VWAP”) exceeds the stock price milestone over a period of 60 consecutive calendar days during the performance period. Earned tranches vest on the later of reaching stock price milestone in equal installments over the first three or four anniversaries of the date of grant as set forth in the table below.

Tranches	Weighting	Stock Price Milestones	June 7, 2024 Award Earliest Vesting Date	Sept. 6, 2024 Award Earliest Vesting Date	Dec. 6, 2024 Award Earliest Vesting Date
Tranche 1	25%	$10.00	June 7, 2025 (1 year)	Sept. 6, 2025 (1 year)	Dec. 6, 2025 (1 year)
Tranche 2	25%	$12.50	June 7, 2026 (2 years)	Sept. 6, 2026 (2 years)	Dec 6, 2026 (2 years)

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Tranche 3	25%	$15.00	June 7, 2027 (3 years)	Sept. 6, 2027 (3 years)	Dec. 6, 2027 (3 years)
Tranche 4	25%	$20.00	June 7, 2027 (3 years)	Sept. 6, 2028 (4 years)	Dec. 6, 2027 (3 years)
As of December 28, 2024, none of the stock price milestones have been attained.

Consecutive Quarters Operating Income PSUs

In July of 2024, Ms. Zeiler was granted 18,750 PSUs with a one year performance period that are earned only if we achieve two consecutive quarters of positive operating income. As of December 28, 2024 the performance goal for these PSUs had not been realized. Ms. Zeiler's 2024 PSU award had a grant date fair value of $178,312.

Past Awards

2022-2024 PSU Awards

In 2022, we granted PSUs eligible to be earned based on our rTSR over one, two, and three-year performance periods, with the potential for an adjustment based on performance against a three-year cumulative profitability goal. To earn the target number of PSUs, iRobot was required to outperform the total shareholder return ("TSR") of a broad market index, the Russell 2000 Total Return Index (the "Index") by five percentage points of TSR. Payout under this plan was capped at target if our absolute TSR was negative during the applicable performance period. The PSUs were subject to an overall payout cap of 200% of target.

For PSUs granted in 2022, one-third of the target award was allocated to each of the performance periods:

Performance Periods
Performance Portion	Begin Date	End Date
1/3 of Award	1/2/2022	12/31/2022
1/3 of Award	1/2/2022	12/30/2023
1/3 of Award	1/2/2022	12/28/2024

The TSR calculations for iRobot and the Index were based upon the 60-trading day average price prior to and including the start of each performance period and the 60-trading day average price at the end of each performance period.

Payout is determined based on percentage point difference in iRobot’s TSR compared to the TSR of the Index, with the target number of PSUs earned when iRobot’s TSR exceeds the Index TSR by five percentage points (the “TSR Goal”).

With respect to each performance period, the portion of the total number of PSUs eligible to be earned for such period is adjusted for over- or under-performance against the TSR Goal. For every percentage point that our TSR is above the TSR Goal, the payout of shares increases by 2% up to a maximum of 200% of target for iRobot TSR performance that exceeds the Index by 55 points of TSR. For every percentage point that our TSR is below the TSR Goal, the payout of shares is decreased by 2% such that if we underperform the Index by 45 points of TSR, no PSUs will be earned.

	Payout Schedule
Performance Level	Performance Relative to Index	Percentage of Target PSUs earned
Maximum	+55 points (or more) of TSR above	200%
Target	+5 points of TSR	100%
Threshold	-45 points of TSR below	—%

For the third performance period, iRobot’s TSR of (89.9%) underperformed the Index TSR of 5.6% by (95.5%) resulting in no payout. The final results for all three years and the overall percentage earned are summarized in the table below.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Overall Results	1 Year Period	2 Year Period	3 Year Period
IRBT TSR	(33.4%)	(55.2%)	(89.9%)
Index TSR	(20.2%)	(18.2%)	5.6%
Over or (Under) Performance	(13.2%)	(37.0%)	(96)%

% of PSUs earned by Period	64%	16%	0%
% of PSUs earned Overall		26.7%

Other Benefits and Perquisites

We also have various broad-based employee benefit plans. Our executive officers participate in these plans on the same terms as other eligible employees, subject to any legal limits on the amounts that may be contributed by or paid to executive officers under these plans. We offer a 401(k) plan, which allows our U.S. employees an opportunity to invest in a wide array of funds on a pre-tax basis or post-tax basis. In May 2024 the Company reduced its match from up to 3% of eligible pay ($0.50 on each dollar an employee contributes up to a maximum of 6%) to up to 1.5% of eligible pay ($0.25 on each dollar an employee contributes up to a maximum of 6%). In 2017, we established an employee stock purchase plan for the benefit of all of our U.S., UK and Canadian based employees. In connection with the proposed merger with Amazon which was terminated in January 2024, the last offering period under the employee stock purchase program ended and our last purchase occurred on November 15, 2022. No additional offering periods have commenced since that point. We do not provide pension arrangements or post-retirement health coverage for our NEOs or other employees. We also maintain insurance and other benefit plans for our employees. We offer no perquisites to our executive officers in the United States that are not otherwise available to all of our employees.

In connection with his relocation to Massachusetts, Mr. Cohen is eligible to receive certain relocation benefits including 12 months of temporary living in corporate housing, which benefits must be repaid by Mr. Cohen under certain circumstances if his employment with the Company ends on or before the second anniversary of his appointment.

Stock Ownership Guidelines

We maintain stock ownership guidelines to further align the interests of our senior management and directors with those of our stockholders. Under the guidelines, executives are expected to hold common stock that is valued at an amount ranging from two times base salary for our senior executives to six times base salary for our chief executive officer. Our directors are also expected to hold common stock in an amount equal to six times their current annual cash retainer fee for board service.

For purposes of these guidelines, stock ownership excludes unvested equity awards as well as the value associated with any vested, but unexercised stock options. Executives and directors are expected to meet their ownership guidelines within five years of becoming subject to the guidelines. Executives and directors are required to retain 20% of the shares acquired upon vesting or exercise of equity awards until they are in compliance with the guidelines.

Hedging/Pledging Policy

Since 2005, we have had a written insider trading policy that applies to all of our employees, including officers, and directors. The policy, among other things, prohibits holding Company securities as collateral in a margin account, any hedging transactions, short sales, and puts/calls, and pledging of Company securities as collateral for a loan unless the pledge has been approved by the compensation and talent committee of the board of directors. To date, no such approval has been requested or given.

Insider Trading Policy and Procedures

We have adopted insider trading policies and procedures governing the purchase, sale, and other dispositions of the our securities that apply to all directors, officers and employees (including interns and temporary employees) of the Company and consultants to the Company. We believe that our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as applicable listing standards. A copy of our insider trading policy is included as Exhibit 19.1 to our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on March 12, 2025. In addition, it is our policy to comply with applicable insider trading laws, rules and regulations, and any exchange listing standards that apply to the Company itself when engaging in transactions in our securities.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Employment and Severance Agreements

We have entered into executive agreements with each of our NEOs (but Mr. Angle’s and Ms. Zeiler's executive agreements were superseded by their transitional services and separation agreements as described below). The executive agreements provide for severance payments equal to 100% of such officer’s annual base salary at the highest annualized rate in effect during the one-year period immediately prior to termination, an amount equal to the NEO’s prorated target cash incentive compensation, each payable in 12 equal monthly installments, as well as monthly premium payments for continued health, dental and vision benefits for up to 12 months following termination, in the event that we terminate the NEO's employment other than for cause, or his or her death or disability, as each term is defined in the executive agreements. In addition, these executive agreements provide that if we experience a change in control, as defined in the executive agreements, and the employment of such officer is terminated by the Company other than for cause or his or her death or disability at any time within the period beginning on the date that is 45 days prior to the date of the public announcement of the execution of a definitive agreement for a change in control and ending on the first anniversary of the effective date of the change in control, or if such officer terminates his or her employment for good reason, as defined in the executive agreements, during the one-year period following the change in control, then all unvested equity awards held by such officer become fully-vested and immediately exercisable and such officer is entitled to severance payments equal to 200% of his or her annual base salary, at the highest annualized rate in effect during the period beginning in the year prior to the effective date of the change in control and ending on the date of termination of employment, and 200% of such officer’s highest target cash incentive compensation with respect to the year prior to the year in which the change in control occurred and ending in the year in which the officer’s employment is terminated, each payable in 24 equal monthly installments, as well as monthly premium payments for continued health, dental and vision benefits for up to 24 months following termination. Receipt of the severance payments and benefits under the executive agreements is subject to the executive officer’s execution of a separation agreement, including a general release of claims, in a form and of a scope reasonably acceptable to the Company and compliance with any noncompetition, inventions and/or nondisclosure obligations owed to the Company. There are no tax gross-up payable under the executive agreements or otherwise.

Ms. Connelly received $95,665 in cash severance in connection with the termination of her employment as senior director of human resources in June 2024 pursuant to the terms of a separation agreement entered into with the Company.

As described above, on January 28, 2024, Mr. Angle stepped down as chief executive officer and chairman of the board of directors and entered into a transitional services and separation agreement with the Company pursuant to which he will remain as an employee of the Company in the role of senior advisor for a period of up to 12 months. The transitional services and separation agreement replaced Mr. Angle’s executive agreement with the Company and provided for Mr. Angle to continue to receive his annual base salary of $850,000 and to continue vesting in his outstanding equity awards while he remains employed by the Company; however, he was not eligible for a bonus based on 2024 performance or any additional equity awards. If after six months the Company and Mr. Angle mutually agreed to end the senior advisor relationship or if at any time during the 12-month period the Company terminated Mr. Angle’s employment without cause, as defined in the transitional services and separation agreement, the Company would have (i) paid to Mr. Angle the remainder of the base salary that he would have received had he remained in the role for the full 12 months and (ii) accelerated the vesting of Mr. Angle’s then-outstanding equity awards that would have vesting on or before March 12, 2025, in each case subject to Mr. Angle’s continued compliance with restrictive covenants and providing transitional services as requested by the interim chief executive officer or new chief executive officer for up to 20 hours per month. Mr. Angle's employment with the Company terminated on August 16, 2024 and, in connection with his termination, Mr. Angle has received or is entitled to receive $382,500 in cash severance payments and accelerated vesting of 44,630 RSUs with a value of $353,916 on the date of his termination of employment.

In addition, if a change in control occurred within three months after January 28, 2024, Mr. Angle would have remained eligible for the change in control benefits under his previous executive agreement, described above. The transition agreement also provided that Mr. Angle is subject to noncompetition and nonsolicitation restrictions in connection with his transition from the Company and included a general release of claims from Mr. Angle in favor of the Company. The terms of the transitional services and separation agreement superseded any benefits for which Mr. Angle would have otherwise been eligible under any other agreement between Mr. Angle and the Company, including his executive agreement.

In connection with his appointment as interim chief executive officer, Mr. Weinstein entered into an interim employment agreement. Pursuant to the terms of the interim employment agreement, Weinstein received compensation in the form of a base stipend of $63,333 per month, a bonus accrual of $63,333 per month and a one-time equity award with a fair market value of $1.2 million, that would have vested in full one year from the date of grant (the “Equity Award”). The interim employment agreement also provided that, in the event of termination of his employment by the Company without cause or by Mr. Weinstein for good reason, Mr. Weinstein was eligible to receive (i) a severance payment in the aggregate amount of $430,000, an amount equal to his prorated cash incentive compensation, (ii) full vesting acceleration of the

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Equity Award, (iii) one year of accelerated vesting for his other outstanding equity awards and (iv) payment the portion of monthly premium payments that the Company pays for active employees for COBRA coverage for up to 12 months following his termination of employment. In connection with the termination of his employment in 2024, Mr. Weinstein received the severance payments and benefits for which he was eligible under the interim employment agreement, including a severance payment of $430,000, a pro-rated bonus in an amount equal to $117,144 and accelerated vesting of 130,481 RSUs, with a value of $1,126,051 on the date of his termination of employment.

To support the financial leadership transition, Ms. Zeiler has entered into a transitional services and separation agreement with the Company, pursuant to which agreed to remain as an employee of the Company in the role of advisor to the chief financial officer until no later than March 28, 2025. In this role, Ms. Zeiler continues to receive an annual base salary of $500,000 and continues vesting in her outstanding equity awards; however, she is not eligible for a bonus based on 2025 performance, and she will receive proration of her base salary to the extent her work schedule is reduced at the Company’s discretion to three days per week between February 1, 2025 and March 28, 2025. If Ms. Zeiler does not resign and is not terminated by the Company for cause, in each case on or before March 28, 2025, Ms. Zeiler is entitled to receive (i) severance of 12 months of her annual base salary, (ii) payment the portion of monthly premium payments that the Company pays for active employees for COBRA coverage for up to 12 months following her termination of employment, and (iii) accelerated vesting of Ms. Zeiler’s then-outstanding equity grants that would have otherwise vested within 12 months of her termination, in each case subject to Ms. Zeiler’s continued compliance with restrictive covenants. The agreement also provides that Ms. Zeiler will be subject to noncompetition and nonsolicitation restrictions in connection with her transition from the Company and includes a general release of claims from Ms. Zeiler in favor of the Company.

Clawback Policy

We adopted an amended and restated clawback policy on August 1, 2023. Under the amended and restated clawback policy, if we are required to prepare an accounting restatement due to material non-compliance with any financial reporting requirement under the securities laws, we must (subject to certain limited exceptions described in the policy and permitted by the final clawback rules) recover erroneously awarded compensation received by any current or former executive officer of the Company in the three fiscal years prior to the date we were required to restate our financial statements that is in excess of the amount that would have been received based on the restated financial statements.

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue of 1986, as amended (the "Code"), generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain employees. While we consider tax deductibility as one factor in determining executive compensation, the compensation and talent committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.

We believe that stockholder interests are best served if its discretion and flexibility in awarding compensation is not restricted, even though some compensation awards may result in non-deductible compensation expenses.

Risk Oversight of Compensation Programs

As part of its annual review, the compensation and talent committee determined that our compensation program for employees is not structured to be reasonably likely to present a material adverse risk to us based on the following factors:

•Our compensation program for executive officers is designed to provide a balanced mix of cash and equity and annual and longer-term incentives, including compensation based on the achievement of performance targets.
•The base salary portion of compensation is designed to provide a steady income regardless of our stock price performance, so executives do not feel pressured to focus primarily on stock price performance to the detriment of other important business metrics.
•Our time-based RSU grants generally vest over three or four years.
•Our PSUs vest only if we achieve pre-determined significant long-term metrics designed to drive the long-term interests of our stockholders.
•PSU awards align the interests of our executive officers with the success of our business strategy.
•Maximum payout levels for cash and equity incentives are capped.
•We have adopted a clawback policy that applies to cash and equity incentive compensation.
•The compensation and talent committee engages an independent compensation consultant.
•Our executive incentive programs include multiple performance measurement periods.
•Our stock ownership guidelines align the interests of our executive officers with those of our stockholders.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Compensation Consultant Independence

Pursuant to its charter, the compensation and talent committee has the sole authority to retain, terminate, obtain advice from, oversee and compensate its outside advisors, including its compensation consultant.

The compensation and talent committee retained Pay Governance as its independent executive compensation consultant for 2024. Pay Governance reports directly to the compensation and talent committee, and the compensation and talent committee may replace Pay Governance or augment Pay Governance by hiring additional consultants at any time. Pay Governance attends meetings of the compensation and talent committee, as requested, and communicates with the chair of the compensation and talent committee between meetings; however, the committee or the full board of directors makes all decisions regarding the compensation of the Company’s executive officers.

Pay Governance provides various executive compensation services to the compensation and talent committee with respect to our executive officers and other key employees at the compensation and talent committee’s request. The services Pay Governance provides include advising the compensation and talent committee on the principal aspects of the executive compensation program and evolving best practices and providing market information and analysis regarding the competitiveness of our program design and awards in relation to our performance.

The compensation and talent committee reviews the services provided by its outside consultants and believes Pay Governance is independent in providing executive compensation consulting services. The compensation and talent committee conducted a specific review of its relationship with Pay Governance, and determined Pay Governance’s work for the compensation and talent committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Act and by the SEC and Nasdaq. In making this determination, the compensation and talent considered the following factors:

•That Pay Governance did not provide any services to us or our management other than service to the compensation and talent committee (including compensation benchmarking for our senior leadership team), and their services were limited to executive compensation consulting;
•That fees paid by us to Pay Governance represented less than 1.0% of Pay Governance’s total revenue for the period January 2024 through December 2024;
•Pay Governance maintains an Independence Policy that is provided to the compensation and talent committee with specific policies and procedures designed to ensure independence;
•That Pay Governance consultants on our account did not have any business or personal relationship with our executive officers; and
•That Pay Governance's Independence Policy prohibits the consultants on our account from directly owning shares of our stock.

The compensation and talent committee continues to monitor the independence of its compensation consultant on a periodic basis.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Executive Compensation

The following table sets forth summary compensation information for our chief executive officer, chief financial officer, the three other most highly compensated executive officers serving as executive officer as of December 28, 2024:

SUMMARY COMPENSATION TABLE — 2024

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(4)	Total ($)
Gary Cohen (5)
Chief Executive Officer	2024	430,769	229,509	6,239,350	-	80,447	6,980,075

Karian Wong (6)
Executive Vice President, Chief Financial Officer	2024	392,323	146,256	2,389,253	-	6,582	2,934,414

Jeffrey Engel (7)
President & Chief Operating Officer	2024	216,923	358,115	1,842,441	-	2,423	2,419,902

Jules Connelly (8)
Chief Human Resources Officer	2024	149,962	-	1,072,800	-	99,441	1,322,202

Glen Weinstein (9)
Former Interim Chief Executive Officer, and Former Executive Vice President and Chief Legal Officer	2024	328,654	117,144	2,425,207	-	478,511	3,349,517
	2023	500,000	125,000	1,724,999	-	9,900	2,359,899
	2022	500,000	-	1,381,498	-	9,150	1,890,648
Colin Angle (10)
Former Chairman, Chief Executive Officer and Director	2024	572,115	-	2,944,273	-	471,396	3,987,784
	2023	850,000	-	5,499,992	-	9,900	6,359,892
	2022	850,000	-	5,071,127	-	9,150	5,930,277
Julie Zeiler (11)
Former Executive Vice President, Chief Financial Officer	2024	500,000	-	1,364,343	-	4,481	1,868,824
	2023	500,000	125,000	1,724,999	-	9,900	2,359,899
	2022	500,000	-	1,381,498	-	9,150	1,890,648
Tonya Drake (12)
Executive Vice President, General Counsel	2024	398,769	192,000	1,470,652	-	4,117	2,065,538

(1)	Represents salary earned in the fiscal years presented, which covered 52 weeks for fiscal year 2024, 2023 and 2022.
(2)
The amounts reported for the fiscal year ended December 28, 2024 represent (i) for Mr. Cohen, a guaranteed bonus equal to 50% of his prorated target bonus for 2024; (ii) for Ms. Wong, a retention bonus equal to 75% of her target bonus for 2024, payable pursuant to a retention bonus program adopted in March 2024; (iii) for Mr. Engel the first installment of his sign-on bonus payment and a guaranteed bonus equal to 50% of his prorated target bonus for 2024; (iv) for Mr. Weinstein, a bonus payment for his service as interim chief executive officer; and (v) for Ms. Drake, a bonus payment made in connection with her appointment as executive vice president and general counsel in January 2024 in an amount equal to 80% of her target bonus for 2024.

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(3)
Represents the aggregate grant date fair value of stock awards granted in the fiscal years ended December 28, 2024, December 30, 2023, and December 31, 2022, as applicable, in accordance with Financial Accounting Standards Board, Accounting Standards Codification Topic 718 (“ASC Topic 718”) disregarding any estimates of service-based forfeitures. For PSUs, the value reported includes the value of the award at the grant date based upon the probable outcome of the performance conditions. The value of PSUs at the grant date assuming that the highest level of performance condition will be achieved, for the fiscal year ended December 28, 2024, is $3,475,650 for Mr. Cohen; $935,625 for Ms. Wong; $714,380 for Mr. Engel; and $178,312 for Ms. Zeiler. See the information appearing in note 13 to our consolidated financial statements included as part of our Annual Report on Form 10-K. In addition, the amounts reported for 2024 for Mr. Weinstein and Mr. Angle and Ms. Zeiler and Ms. Drake include the impact of the technical accounting modification of their equity awards in the following amounts: $1,225,209 for Mr. Weinstein; $2,944,273 for Mr. Angle; $651,093 for Ms. Zeiler; and $551,273 for Ms. Drake.

(4)
For 2024, includes severance payments, relocation expense and 401(k) matching contributions as set forth in the table below. The table excludes medical, group life insurance and certain other benefits received by the named executive officers that are available generally to all of our salaried employees.

	401(k) Matching Contributions ($)	Severance ($)	Temporary Housing and Relocation ($)	Total ($)
Gary Cohen	6,279		74,168	80,447
Karian Wong	6,582			6,582
Jeffery Engel	2,423			2,423
Jules Connelly	3,775	95,665		99,441
Glen Weinstein	7,165	471,346		478,511
Colin Angle	7,165	464,231		471,396
Julie Zeiler	4,481			4,481
Tonya Drake	4,117			4,117

(5)	Mr. Cohen's employment commenced on May 6, 2024 and the amount reported in the "Salary" column represents his base salary earned in fiscal year 2024. His annualized base salary for 2024 was $700,000.
(6)
Ms. Wong was appointed executive vice president and chief financial officer effective December 2, 2024. Prior to that she was senior vice president and principal accounting officer. Her salary above represents her annualized salary effective as of her promotion. Her annualized 2024 base salary prior to her promotion was $390,016.

(7)
Mr. Engel's employment commenced on August 6, 2024 and the amount reported in the "Salary" column represents his base salary earned in fiscal year 2024. His annualized base salary for 2024 was $600,000.

(8)	Ms. Connelly was appointed chief human resources officer effective December 2, 2024. Her annualized base salary for 2024 in her role as chief human resources officer was $350,000. She also served as senior director of human resources until June 2024, at which time her employment with the Company terminated until her re-hire in December 2024. Her annualized 2024 base salary in her prior role was $253,500. Ms. Connelly received $95,665 in cash severance in connection with the termination of her employment in June 2024.
(9)
Mr. Weinstein was appointed interim chief executive officer effective January 28, 2024 and served in that role until May 6, 2024. He remained employed by the Company for 60 days following May 6, 2024. Prior to January 28, 2024, he served as executive vice president and chief legal officer. His base salary as interim chief executive officer remained the same as his base salary as executive vice president and chief legal officer but he received additional cash compensation in the form of a stipend of $27,500 per month while he served in that role.

(10)
Mr. Angle stepped down as chief executive officer and chairman of the board of directors on January 28, 2024 but remained as an employee in the role of senior advisor until August 16, 2024. In his role as senior advisor, Mr. Angle continued to receive an annual base salary of $850,000.

(11)	Ms. Zeiler was executive vice president and chief financial officer until December 2, 2024 at which time she became an advisor to the Company and served in that role until March 28, 2025.
(12)
Ms. Drake was promoted to executive vice president and general counsel effective January 28, 2024. Her annualized base salary prior to her promotion was $390,000. Her employment with the Company terminated in March 2025.

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Grants of Plan-Based Awards in 2024

The following table sets forth, for each of the NEOs, information about grants of plan-based awards during fiscal year 2024. Mr. Angle has been omitted from the table as he did not receive any grants of plan-based awards during fiscal year 2024.

GRANTS OF PLAN-BASED AWARDS — 2024

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Gary Cohen		229,509	459,018	918,036	-	-	-	-	-
	6/7/2024	-	-	-	-	-	-	290,000	2,763,700
	6/7/2024	-	-	-	108,750	435,000	435,000	-	3,475,650
Karian Wong		103,115	206,230	412,460	-	-	-	-	-
	12/6/2024	-	-	-	-	-	-	125,000	1,117,500
	12/6/2024	-	-	-	31,250	125,000	125,000	-	935,625
	3/8/2024	-	-	-	-	-	-	32,258	336,128
Jeffrey Engel		103,115	206,230	412,460	-	-	-	-	-
	9/6/2024	-	-	-	-	-	-	188,955	1,128,061
	9/6/2024	-	-	-	45,386	181,545	181,545	-	714,380
Jules Connelly		-	-	-	-	-	-	-	-
	12/6/2024	-	-	-	-	-	-	120,000	1,072,800
Glen Weinstein		161,250	322,500	645,000	-	-	-	-	-
	5/6/2024 (4)	-	-	-	-	-	-	130,481	1,225,209
	3/8/2024	-	-	-	-	-	-	115,163	1,199,998
Colin Angle		-	-	-	-	-	-	-	-
	8/13/2024 (4)	-	-	-	-	-	-	44,630	370,429
	1/28/2024 (4)	-	-	-	-	-	-	152,692	2,573,844
Julie Zeiler		187,500	375,000	750,000	-	-	-
	11/4/2024 (4)	-	-	-	-	-	-	69,339	651,093
	7/12/2024	-	-	-	-	-	-	56,250	534,938
	7/12/2024	-	-	-	18,750	18,750	18,750	-	178,312
Tonya Drake		118,125	236,250	472,500	-	-	-	-	-
	12/7/2024 (4)	-	-	-	-	-	-	69,343	551,273
	6/7/2024	-	-	-	-	-	-	66,933	637,871
	3/8/2024	-	-	-	-	-	-	27,016	281,507

(1)	Reflects the threshold, target and maximum incentive cash payout levels established under our SEICP. Ms. Connelly was not eligible for a bonus under the SEICP in 2024 due to her separation in June and having less than 90 days eligibility following re-hire in December of 2024.
(2)
Reflects the threshold, target and maximum equity incentive payout levels associated with the PSUs, which amounts will be payable in shares of our common stock, if the performance metrics are achieved under the terms of the awards

(3)	All stock awards granted were made pursuant to our 2018 Plan.
(4)	There was a deemed accounting modification of the equity awards held by Mr. Angle in connection with his transition to the role of Senior Advisor and a deemed modification of the equity awards held by Mr. Weinstein, Mr. Angle, Ms. Zeiler and Ms. Drake in connection with their termination of employment or entry into transitional services and separation agreements. The amounts reported do not reflect additional equity awards granted to these NEOs in 2024 and instead reflect equity awards previously granted to such NEOs that continued vesting and/or accelerated in connection with transitions in service or terminations of employment.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth, for each of the named executive officers, information about unexercised option awards and other unvested equity awards that were held as of December 28, 2024. Messrs. Angle and Weinstein have been omitted from this table as their employment terminated during 2024 and they did not hold any outstanding equity awards as of December 28, 2024.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END — 2024

		Stock Awards(1)
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Gary Cohen	6/7/2024	290,000	2,305,500	108,750	864,563

Karian Wong	12/6/2024	125,000	993,750	31,250	248,438
	3/8/2024	32,258 (5)	256,451 (5)	-	-
	3/10/2023	3,319	26,386	-	-
	6/10/2022	1,762	14,008	-	-
	3/11/2022	200	1,590	799	6,352
	3/12/2021	361	2,870	-	-

Jeffrey Engel	9/6/2024	188,955	1,502,192	45,386	360,821

Jules Connelly	12/6/2024	120,000	954,000	-	-

Julie Zeiler	7/12/2024	56,250 (5)	447,188 (5)	18,750	149,063
	3/10/2023	16,361	130,070	-	-
	3/11/2022	999	7,942	3,995	31,760
	3/12/2021	1,548	12,307	-	-

Tonya Drake	6/7/2024	66,933	532,117	-	-
	3/8/2024	27,016 (5)	214,777 (5)	-	-
	3/10/2023	3,319	26,386	-	-
	3/11/2022	266	2,115	1,065	8,467
	3/12/2021	412	3,275	-	-

(1)	There are no stock options remaining outstanding
(2)
Except as set forth below, RSU awards granted prior to 2022 vest over a four-year period, at a rate of twenty-five percent (25%) on each anniversary of the grant date and RSU awards granted in 2022 and after vest over a three-year period, with one-third (1/3) vesting on the one-year anniversary of the grant date, and the remaining two-thirds (2/3) vesting in eight equal quarterly installments over the remaining two years.

(3)	Amounts disclosed in this column were calculated based on the closing price of our common stock on December 27, 2024, the last business day of the fiscal year ended December 28, 2024, of $7.95.

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(4)	PSU awards granted in 2022 are earned and vest at the end of one, two, and three-year performance periods. PSUs granted to Messrs. Cohen and Engel and Ms. Wong in 2024 are earned based on the achievement of stock price hurdles over a four year performance period and vest in equal installments over four years, to the extent earned. PSUs granted to Ms. Zeiler in 2024 have a one-year performance period that are earned only if we achieve two consecutive quarters of positive operating income. For additional information on the PSU awards, see the section above entitled “Compensation Discussion and Analysis — Elements of Compensation — Long-Term Incentives.”
(5)	These RSU awards vest in full one year from the grant date.

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Option Exercises and Stock Vested

The following table sets forth, for each of the NEOs, information with respect to the exercise of stock options and the vesting of RSU awards and PSU awards during the year ended December 28, 2024.

OPTION EXERCISES AND STOCK VESTED — 2024

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise($)	Number of Shares Acquired on Vesting(#)(1)	Value Realized on Vesting($)(2)
Gary Cohen	—	—	—	—
Karian Wong	—	—	11,240	105,505
Jeffery Engel	—	—	—	—
Jules Connelly	—	—	—	—
Glen Weinstein	—	—	151,356	1,338,416
Colin Angle	—	—	120,304	1,124,196
Julie Zeiler	—	—	9,181	74,290
Tonya Drake	—	—	7,531	72,412

(1)	Amounts disclosed in this column include all RSU's and PSU's vested in 2024.
(2)	Amounts disclosed in this column were calculated based on the fair market value of the shares on the vesting date.

Potential Benefits Upon Termination or Change in Control

Severance and Change in Control Arrangements in General

The Company has entered into executive agreements with each of the NEOs, an interim employment agreement with Mr. Weinstein and transitional services and separation agreements with Mr. Angle and Ms. Zeiler, the terms of which are described in further detail in the “Compensation Discussion and Analysis” section above. The employment of Messrs. Angle and Weinstein terminated in 2024. Accordingly, they have been omitted from the tables below and the severance payments and benefits they received or are eligible to receive as described in the "Compensation Discussion and Analysis" section above.

Cash Payments and/or Acceleration of Vesting Following Certain Termination Events

Assuming the employment of our NEOs was terminated without cause (not in connection with a change in control) on December 28, 2024, our NEOs would be entitled to cash payments in the amounts set forth opposite their names in the table below, subject to any deferrals required under Section 409A of the Code, and acceleration of vesting as set forth in the table below.

Name	Base Salary ($)	Bonus ($)	Continuation of Health Plan Premium Payments ($)	Equity Award Acceleration ($)	Total ($)
Gary Cohen	700,000	700,000	27,336	-	1,427,336
Karian Wong	450,000	337,500	27,336	-	814,836
Jeffery Engel	600,000	510,000	19,025	-	1,129,025
Jules Connelly	350,000	210,000	27,056	-	587,056
Julie Zeiler	500,000	300,000	24,555	778,329	1,602,884
Tonya Drake	400,000	240,000	35,390	-	675,390

Assuming the employment of our NEOs was terminated by the Company without cause during the period beginning on the date that is 45 days prior to the date of the public announcement of the execution of a definitive agreement for a

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change in control and ending on the first anniversary of the effective date of the change in control, or such officers resigned with good reason during the one-year period following a change in control and such termination or resignation occurred on December 28, 2024, our NEOs would be entitled to cash payments in the amounts set forth opposite their names in the below table, subject to any delay in payment required under Section 409A of the Code, and acceleration of vesting as set forth in the table below. The total amount payable to each executive officer may be subject to reduction in certain circumstances if the amount would cause the executive officer to incur an excise tax under Section 4999 of the Code. The following table also provides the market value (that is, the value based upon the closing price of our common stock on December 27, 2024, the last trading day of fiscal year 2024) of RSUs or PSUs that would become exercisable or vested as a result of these acceleration events as of December 28, 2024.

Name	Base Salary ($)	Bonus ($)	Continuation of Health Plan Premium Payments ($)	Equity Award Acceleration ($)	Total ($)
Gary Cohen	1,400,000	1,400,000	54,672	5,763,750	8,618,422
Karian Wong	900,000	675,000	54,672	2,295,157	3,924,829
Jeffery Engel	1,200,000	1,020,000	38,051	2,945,475	5,203,526
Jules Connelly	700,000	420,000	54,112	954,000	2,128,112
Julie Zeiler	1,000,000	600,000	49,110	778,329	2,427,439
Tonya Drake	800,000	480,000	70,780	787,137	2,137,917

2024 Pay Ratio

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is required to disclose the annual total compensation of our median employee (excluding our principal executive officer), the annual total compensation of our principal executive officer and the ratio of these two amounts.

The Company selected December 28, 2024, the last day of our most recently completed fiscal year, as the date upon which the median employee was identified. As of this date, the Company employed 541 employees globally. The Company included all of our other full-time employees and part-time employees, excluding the chief executive officer, in our analysis to identify the median employee. The Company did not elect to make any other exclusions as permitted under the SEC de minimis rule.

A Consistently Applied Compensation Measure was used to identify the median employee based on the sum of base pay/regular wages, overtime, bonus, commissions and equity grant date fair value. The Company elected to include bonus payments and equity awards given the broad participation rates in these programs across the employee population. Year-end annualized salary rates for full-time and hourly employees were used as reasonable estimates of salary/wages.

Effective January 28, 2024, Mr. Angle transitioned from the role of chief executive officer and chairman of the board of directors to senior advisor and Mr. Weinstein was appointed as interim chief executive officer. Effective May 6, 2024, Mr. Cohen was appointed as president and chief executive officer. When a company has had more than one principal executive officer in the same fiscal year, under item 402(u) the compensation paid to the principal executive officer for purposes of calculating this ration can either be (i) a combination of compensation paid to each principal executive officer during the fiscal year or (ii) the annualized compensation of the person who was serving as principal executive officer as of the date it used to select the median employee. Because Mr. Cohen was our chief executive officer as of December 28, 2024, the date we used to select our median employee, we chose to use Mr. Cohen's annualized fiscal year 2024 compensation for our pay ratio disclosure.

Using the compiled data, the Company determined that the 2024 annual total compensation of our median employee as of December 28, 2024 was $120,060 and Mr. Cohen annualized total compensation for 2024 was $7,249,306, both of which were calculated in accordance with Item 402(c) of Regulation S-K. The ratio of these amounts was 60:1.

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Pay Versus Performance

The following table shows the total compensation as set forth in the Summary Compensation Table and “compensation actually paid,” calculated in accordance with Item 402(v) of Regulation S-K of our principal executive officer (“PEO”) and, on an average basis, our other NEOs for the past five fiscal years, our TSR, the TSR of our peer group used for compensation benchmarking over the same period, our net income, and Company-Selected Measure, which is the Company’s Non-GAAP Operating Income.

Fiscal Year	Summary Compensation Table Total for Mr. Angle ($)	Summary Compensation Table Total for Mr. Weinstein ($)	Summary Compensation Table Total for Mr. Cohen ($)	Compensation Actually Paid to Mr. Angle ($)	Compensation Actually Paid to Mr. Weinstein ($)	Compensation Actually Paid to Mr. Cohen ($)	Average Summary Compensation Table Total for non-CEO NEOs ($)	Average Compensation Actually Paid to non-CEO NEOs ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($ thousands)	Non-GAAP Operating Income (Loss) ($ thousands)
									Company TSR ($)	Peer Group TSR ($)
2024	3,987,784	3,349,517	6,980,075	-4,381,406	492,398	5,266,570	2,122,176	1,276,824	15.31	141.02	-145,518	-117,837
2023	6,359,892	n/a	n/a	3,988,330	n/a	n/a	2,114,890	1,498,124	76.44	123.30	-304,710	-198,775
2022	5,930,277	n/a	n/a	3,742,696	n/a	n/a	1,834,495	1,238,722	95.06	90.80	-286,295	-172,594
2021	6,273,391	n/a	n/a	-3,096,075	n/a	n/a	2,061,594	-424,081	130.12	167.18	30,390	24,792
2020	6,192,685	n/a	n/a	14,450,419	n/a	n/a	1,701,843	3,441,952	158.58	174.43	147,068	144,230

1. SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine “compensation actually paid” as reported in the Pay Versus Performance Table. Compensation actually paid does not necessarily represent cash and/or equity value transferred to the applicable named executive officer without restriction, but rather is a value calculated in accordance with Item 402(v) of Regulation S-K.

2. The following tables show the adjustments made to each of our PEOs’ total compensation as reported in the Summary Compensation Table to calculate “compensation actually paid” for each fiscal year:

Mr. Angle Summary Compensation Table Total to Compensation Actually Paid Reconciliation
(1/1/2020-1/28/2024)

Year	Summary Compensation Table Total	Deductions from Summary Compensation Table Total	Additions to Summary Compensation Table Total	Compensation Actually Paid
2024	3,987,784	-8,369,190	0	-4,381,406
2023	6,359,892	-7,216,763	4,845,201	3,988,330
2022	5,930,277	-5,923,915	3,736,334	3,742,696
2021	6,273,391	-12,744,963	3,375,498	-3,096,075
2020	6,192,685	-4,396,024	12,653,758	14,450,419

Mr. Weinstein Summary Compensation Table Total to Compensation Actually Paid Reconciliation (1/28/2024-5/6/2024)

Year	Summary Compensation Table Total	Deductions from Summary Compensation Table Total	Additions to Summary Compensation Table Total	Compensation Actually Paid
2024	3,349,517	-3,850,976	993,857	492,398

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Mr. Cohen Summary Compensation Table Total to Compensation Actually Paid Reconciliation (5/6/2024-12/28/2024)

Year	Summary Compensation Table Total	Deductions from Summary Compensation Table Total	Additions to Summary Compensation Table Total	Compensation Actually Paid
2024	6,980,075	-6,239,350	4,525,845	5,266,570

The table below further details the adjustments made to each of the PEOs’ Summary Compensation Table totals to determine “compensation actually paid” for each of the PEOs:

Principal Executive Officer (PEO) - Angle	2024	2023	2022	2021	2020
Summary Compensation Table (SCT) Total	3,987,784	6,359,892	5,930,277	6,273,391	6,192,685
Deduction for Amounts Reported Under the "Stock Awards" Column in the SCT	-2,944,273	-5,499,992	-5,071,127	-5,418,537	-3,851,977
Deduction for Amounts Reported Under the "Option Awards" Column in the SCT	0	0	0	0	0
Year-End Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	0	4,845,201	3,736,334	1,196,578	9,919,027
Year-End Fair Value of Awards Granted During Year that Vested During Year	0	0	0	0	0
Increase/Decrease in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Year that were Outstanding and Unvested as of Year-End	-278,292	-1,436,291	-708,083	-7,326,426	2,734,731
Increase/Decrease in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to Year that Vested During Year	-3,531,596	-280,481	-144,705	2,178,919	-544,047
Deduction of Fair Value of Awards Granted Prior to Year that were Forfeited During the Year	-1,615,028	0	0	0	0
Increase Based Upon Incremental Fair Value of Awards Modified During Year	0	0	0	0	0
Increase Based on Dividends or other Earnings Paid During Year Prior to Vesting Date of Award	0	0	0	0	0
Total Additions	0	4,845,201	3,736,334	3,375,498	12,653,758
Total Deductions	-8,369,190	-7,216,763	-5,923,915	-12,744,963	-4,396,024
Total Adjustments	-8,369,190	-2,371,562	-2,187,581	-9,369,466	8,257,734
Compensation Actually Paid (CAP)	-4,381,406	3,988,330	3,742,696	-3,096,075	14,450,419

Principal Executive Officer (PEO) - Weinstein	2024	2023	2022	2021	2020
Summary Compensation Table (SCT) Total	3,349,517	n/a	n/a	n/a	n/a
Deduction for Amounts Reported Under the "Stock Awards" Column in the SCT	-2,425,208	n/a	n/a	n/a	n/a
Deduction for Amounts Reported Under the "Option Awards" Column in the SCT	0	n/a	n/a	n/a	n/a
Year-End Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	0	n/a	n/a	n/a	n/a
Year-End Fair Value of Awards Granted During Year that Vested During Year	993,857	n/a	n/a	n/a	n/a
Increase/Decrease in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Year that were Outstanding and Unvested as of Year-End	0	n/a	n/a	n/a	n/a
Increase/Decrease in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to Year that Vested During Year	-1,095,425	n/a	n/a	n/a	n/a
Deduction of Fair Value of Awards Granted Prior to Year that were Forfeited During the Year	-330,343	n/a	n/a	n/a	n/a
Increase Based Upon Incremental Fair Value of Awards Modified During Year	0	n/a	n/a	n/a	n/a
Increase Based on Dividends or other Earnings Paid During Year Prior to Vesting Date of Award	0	n/a	n/a	n/a	n/a
Total Additions	993,857	n/a	n/a	n/a	n/a
Total Deductions	-3,850,976	n/a	n/a	n/a	n/a
Total Adjustments	-2,857,120	n/a	n/a	n/a	n/a
Compensation Actually Paid (CAP)	492,398	n/a	n/a	n/a	n/a

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Principal Executive Officer (PEO) - Cohen	2024	2023	2022	2021	2020
Summary Compensation Table (SCT) Total	6,980,075	n/a	n/a	n/a	n/a
Deduction for Amounts Reported Under the "Stock Awards" Column in the SCT	-6,239,350	n/a	n/a	n/a	n/a
Deduction for Amounts Reported Under the "Option Awards" Column in the SCT	0	n/a	n/a	n/a	n/a
Year-End Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	4,525,845	n/a	n/a	n/a	n/a
Year-End Fair Value of Awards Granted During Year that Vested During Year	0	n/a	n/a	n/a	n/a
Increase/Decrease in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Year that were Outstanding and Unvested as of Year-End	0	n/a	n/a	n/a	n/a
Increase/Decrease in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to Year that Vested During Year	0	n/a	n/a	n/a	n/a
Deduction of Fair Value of Awards Granted Prior to Year that were Forfeited During the Year	0	n/a	n/a	n/a	n/a
Increase Based Upon Incremental Fair Value of Awards Modified During Year	0	n/a	n/a	n/a	n/a
Increase Based on Dividends or other Earnings Paid During Year Prior to Vesting Date of Award	0	n/a	n/a	n/a	n/a
Total Additions	4,525,845	n/a	n/a	n/a	n/a
Total Deductions	-6,239,350	n/a	n/a	n/a	n/a
Total Adjustments	-1,713,505	n/a	n/a	n/a	n/a
Compensation Actually Paid (CAP)	5,266,570	n/a	n/a	n/a	n/a

3. Amounts represent average total compensation reported in the Summary Compensation Table and average “compensation actually paid” to our NEOs (excluding our PEO(s)) for the relevant fiscal year, which includes the individuals indicated in the table below for each fiscal year:

Year	Non-PEO NEOs
2024	Karian Wong, Julie Zeiler, Jeffrey Engel, Tonya Drake, and Jules Connelly
2023	Julie Zeiler, Glen Weinstein, Russell Campanello, and Faris Habbaba
2022	Julie Zeiler, Glen Weinstein, Jean Jacques Blanc, and Faris Habbaba
2021	Julie Zeiler, Glen Weinstein, Jean Jacques Blanc, and Faris Habbaba
2020	Julie Zeiler, Alison Dean, Glen Weinstein, Tim Saeger, Keith Hartsfield, and Russell Campanello

4. The following tables shows the adjustments made to the average Summary Compensation Table totals of our NEOs (excluding our PEO(s)) as reported in the Summary Compensation Table to calculate “compensation actually paid” for each fiscal year:

Average Non-PEO NEO Summary Compensation Table Total to Compensation Actually Paid Reconciliation

Year	Summary Compensation Table Total	Deductions from Summary Compensation Table Total	Additions to Summary Compensation Table Total	Compensation Actually Paid
2024	2,122,176	-2,139,093	1,293,740	1,276,824
2023	2,114,890	-1,890,979	1,274,213	1,498,124
2022	1,834,495	-1,559,090	963,316	1,238,722
2021	2,061,594	-3,410,738	925,062	-424,081
2020	1,701,843	-1,005,287	2,745,396	3,441,952

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

The table below further details the adjustments to determine the average “compensation actually paid” to our NEOs (excluding our PEO):

Average of Named Executive Officers Excluding the PEO	2024	2023	2022	2021	2020
Summary Compensation Table (SCT) Total	2,122,176	2,114,890	1,834,495	2,061,594	1,701,843
Deduction for Amounts Reported Under the "Stock Awards" Column in the SCT	-1,627,898	-1,582,490	-1,277,879	-1,551,209	-879,042
Deduction for Amounts Reported Under the "Option Awards" Column in the SCT	0	0	0	0	0
Year-End Fair Value of Awards Granted During Year that Remain Unvested as of Year-End	1,293,740	1,077,505	963,316	656,017	2,263,576
Year-End Fair Value of Awards Granted During Year that Vested During Year	0		0	0	0
Increase/Decrease in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Year that were Outstanding and Unvested as of Year-End	-171,265	-308,489	-216,785	-1,859,528	415,362
Increase/Decrease in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to Year that Vested During Year	-323,490	196,708	-64,425	269,045	-30,359
Deduction of Fair Value of Awards Granted Prior to Year that were Forfeited During the Year	-16,440	0	0	0	-95,886
Increase Based Upon Incremental Fair Value of Awards Modified During Year	0	0	0	0	66,458
Increase Based on Dividends or other Earnings Paid During Year Prior to Vesting Date of Award	0	0	0	0	0
Total Additions	1,293,740	1,274,213	963,316	925,062	2,745,396
Total Deductions	-2,139,093	-1,890,979	-1,559,090	-3,410,738	-1,005,287
Total Adjustments	-845,353	-616,766	-595,773	-2,485,675	1,740,109
Compensation Actually Paid (CAP)	1,276,824	1,498,124	1,238,722	-424,081	3,441,952

5. As discussed in the “Compensation Comparisons” section of our Compensation Discussion & Analysis, the peer group selected to illustrate the value of an initial fixed $100 investment was our 2023 peer group, which was used for compensation benchmarking purposes in early 2024.

As of December 28, 2024, this included 14 companies: 3D Systems Corporation, Alarm.com Holdings, Inc., Corsair Gaming, Inc., Dolby Laboratories, Inc., Faro Technologies, Inc., Garmin Ltd., GoPro, Inc., Logitech International S.A., NETGEAR, Inc., Novanta Inc., Roku, Inc., Sonos, Inc., Trimble Inc., and Universal Electronics Inc. Plantronics, Inc. was removed as it was acquired by HP, Inc. on August 29, 2022 and VIZIO Holding Corp was removed as it was acquired by Walmart Inc. on December 3, 2024.

6. Relative TSR is defined as the percentage by which our TSR is greater than or less than the Russell 2000 Index. While we consider numerous financial and non-financial performance measures for the purpose of evaluating and determining executive compensation, we consider relative TSR against the Index (which is the primary measure used to determine for the number of PSUs earned for purposes of the 2022 PSU awards) to be the most important performance measure used by the Company to link compensation actually paid to the NEOs for fiscal year 2024 to Company performance.

Narrative to Relationship Between "Compensation Actually Paid" and Performance Measures

We use a mix of performance measures in our annual and long-term incentive programs to align executive pay with Company performance. Our NEOs’ target total compensation is heavily weighted towards short and long-term performance with performance goals aligned with stockholders’ interest. We believe the Pay Versus Performance tables show the alignment between compensation actually paid to the NEOs and the Company’s performance, consistent with our compensation philosophy as described in our CD&A on page 37. Specifically, a large portion of the NEOs’ potential compensation for 2024 was based on relative TSR against the Index and as such the PEO and non-PEO NEOs’ “compensation actually paid” each year was generally aligned with our relative TSR performance and increased when our relative TSR performance increased but declined when our relative TSR performance declined. Our revenue and operating income performance over the period also generally align with compensation actually paid.

As shown in the Pay Versus Performance table, the Company’s net income has decreased from 2020 to 2023 and increased in 2024. This performance generally aligned well with compensation actually paid to our NEOs. The Company does not use net income to determine compensation levels or incentive plan payouts.

As outlined in our Compensation Discussion and Analysis on page 33 we do not have any true consumer robotic peer companies that are publicly traded. The pandemic created some volatility within our peer group’s TSR and while our

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

TSR performance was behind the peer group the end of 2020 and 2021, our TSR recovered in 2022 with the announced planned acquisition of iRobot by Amazon in August of 2022, our TSR fell behind the peer group by the end of 2023 with speculative news at the end of 2023 that the deal with Amazon may be blocked by regulators, and our TSR fell further behind in the beginning of 2024 and through 2024 following the termination of the planned acquisition. This performance generally aligned well with compensation actually paid to our NEOs.

The table below compares the cumulative five-year total shareholder return of iRobot's common stock with the cumulative total shareholder return of a customized peer group of 14 companies that includes: 3D Systems Corporation, Alarm.com Holdings, Inc., Corsair Gaming, Inc., Dolby Laboratories, Inc., Faro Technologies, Inc., Garmin Ltd., GoPro, Inc., Logitech International S.A., NETGEAR, Inc., Novanta Inc., Roku, Inc., Sonos, Inc., Trimble Inc., and Universal Electronics Inc. The table assumes that the value of the investment in our common stock and in the peer group (on a market-cap weighed basis and including reinvestment of dividends) was $100 on 12/31/2019 and tracks it through 12/31/2024.

As shown in the Pay Versus Performance table, the Company’s non-GAAP operating income has decreased and our non-GAAP operating loss has increased from 2020 to 2024. This performance generally aligned well with compensation actually paid to our NEOs.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

List of Most Important Metrics Used to Link Compensation Actually Paid to 2024 Company Performance

As required by SEC rules, the three performance measures listed below represent the most important financial metrics we used to link “compensation actually paid” to Company performance for 2024. As further explanation of how these performance metrics are used to determine each named executive officer’s compensation is described in our Compensation Discussion and Analysis within the sections titled “Cash Incentive Compensation” and “Long-Term
Incentives".

Most Important Performance Measures
•Relative Total Shareholder Return
•Non-GAAP Operating Income Loss (1)
•Revenue
(1) When reconciling to GAAP operating income loss, non-GAAP operating income (loss) reflects adjustments for amortization of acquired tangible assets, stock-based compensation, tariff refunds, net merger, acquisition, and divestiture expense (income), and restructuring/other.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Director Compensation

In connection with our efforts to attract and retain highly qualified individuals to serve on our board of directors, we maintain a cash and equity compensation policy for our non-employee members of our board of directors. In fiscal year 2024, each non-employee member of our board of directors was entitled to the following cash compensation:

Annual retainer for board membership	$ 55,000
Annual retainer for lead independent director	$ 25,000
Audit Committee
Annual retainer for committee membership	$ 12,500
Additional retainer for committee chair	$ 12,500
Compensation and Talent Committee
Annual retainer for committee membership	$ 10,000
Additional retainer for committee chair	$ 10,000
Nominating and Corporate Governance Committee
Annual retainer for committee membership	$ 5,000
Additional retainer for committee chair	$ 5,000

Pursuant to our Non-Employee Directors’ Deferred Compensation Program, each non-employee director may elect in advance to defer the receipt of these cash fees. During the deferral period, the cash fees are deemed invested in stock units. The deferred compensation will be settled in shares of our common stock upon the termination of service of the director or such other time as may have been previously elected by the director. The shares are issued from our 2018 Plan or a subsequent stock option and incentive plan approved by our stockholders.

In 2024, each of our non-employee members of our board of directors was entitled to the following equity compensation:

At the end of the tenth week of the fiscal quarter in which our annual meeting of stockholders occurs, each re-elected non-employee director receives a grant of RSUs having a fair market value of $200,000, which vests in full on the first anniversary of such grant.

All of our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors.

For 2024, in connection with Mr. Miller’s appointment as chairman of the board of directors, our board of directors determined that an additional annual cash retainer in the amount of $60,000 would be paid to the chairman of the board of directors.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Compensation

The following table provides compensation information for the fiscal year ended December 28, 2024, for each non-employee member of our board of directors. The table excludes Messrs. Angle and Cohen, who are NEOs of the Company and did not receive any additional compensation for their service as director in 2024.

DIRECTOR COMPENSATION TABLE — 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Dr. Ruey-Bin Kao	81,250	199,997	281,247
Julien Mininberg	38,599	199,995	238,594
Karen Golz	100,000	199,997	299,997
Andrew Miller	147,468	199,997	347,465
Michelle Stacy	100,000	199,997	299,997
Michael Loparco	24,643	166,664	191,307
Eva Manolis	90,307	199,997	290,304

(1)	Represents the grant date fair value of RSUs awarded in the fiscal year ended December 28, 2024 in accordance with ASC Topic 718 disregarding any estimates of forfeitures. The grant date fair value is the fair market value of our common stock on the date of grant multiplied by the number of shares of common stock underlying such RSU award.

The non-employee members of our board of directors who held such position on December 28, 2024, held the following aggregate number of unvested RSUs as of such date:

Name	Number of Unvested Restricted Stock Units
Dr. Ruey-Bin Kao	20,986
Julien Mininberg	21,030
Karen Golz	20,986
Andrew Miller	20,986
Michelle Stacy	20,986
Michael Loparco	27,917
Eva Manolis	20,986

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Transactions with Related Persons

In 2024, there was no transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

Our board of directors has adopted a written related party transaction approval policy, which sets forth our policies and procedures for the review, approval or ratification of any transaction required to be reported in our filings with the SEC. Our policy with regard to related party transactions is that all related party transactions are to be reviewed by our general counsel, who will determine whether the contemplated transaction or arrangement requires the approval of the board of directors, the nominating and corporate governance committee, both or neither.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors has retained PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, to serve as independent registered public accountants for our 2025 fiscal year. PwC has served as our independent registered public accounting firm since 1999. The Company is asking stockholders to ratify the selection by the audit committee of the board of directors of PwC as our independent auditors for the 2025 fiscal year. Although ratification by the stockholders is not required by law, the board of directors has determined that it is desirable to request approval of this selection by the stockholders as a matter of good corporate governance. In the event the stockholders fail to ratify the appointment of PwC, the audit committee will consider this factor when making any determinations regarding PwC.

Independence and Quality

As provided in the audit committee charter, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. Each year, the audit committee considers whether to retain PwC and whether such service continues to be in the best interests of the Company and our stockholders. Among other things, the audit committee considers:

•the quality and scope of the audit;
•the independence of PwC;
•the performance of the lead engagement partner, the number of people staffed on the engagement team, and the quality of the engagement team, including the quality of the audit committee’s ongoing communications with and the capability and expertise of the team;
•PwC’s tenure as our independent auditor and its familiarity with our global operations and business, accounting policies and practices, and internal controls over financial reporting; and
•external data relating to audit quality and performance, including recent PCAOB inspection reports available for PwC.

Based on this evaluation, the members of the audit committee and the board of directors believe that PwC is independent and that it is in the best interests of the Company and its stockholders to retain PwC to serve as its independent auditors for the fiscal year 2025.

The audit committee is also responsible for selecting the lead engagement partner. The rules of the SEC and PwC’s policies require mandatory rotation of the lead engagement partner every five years.

Pre-Approval of Audit and Non-audit Services

The audit committee has implemented procedures under our audit committee pre-approval policy for audit and non-audit services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services to be provided to us have been pre-approved by the audit committee. Specifically, the audit committee pre-approves the use of PwC for specified audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the audit committee before it may be provided by PwC. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the audit committee. For additional information concerning the audit committee and its activities with PwC, see “The Board of Directors and Its Committees” and “Report of the Audit Committee of the Board of Directors.”

Representatives of PwC attended all of the standard audit committee meetings in 2024. We expect that a representative of PwC will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PricewaterhouseCoopers LLP Fees

The following table shows the aggregate fees for professional services rendered by PwC to us during the fiscal years ended December 28, 2024 and December 30, 2023.

	2024	2023
Audit Fees	$2,650,672	$2,207,025
Audit-Related Fees	—	—
Tax Fees	—	106,794
All Other Fees	12,150	29,409
Total	$2,662,822	$2,343,228
Audit Fees

Audit Fees for both years consist of fees for professional services associated with the annual consolidated financial statements audit, statutory filings, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees

Consists of fees associated with services related to review of accounting for significant transactions and other services that were reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit Fees.”

Tax Fees

Tax Fees consist of fees for professional services rendered for assistance with federal, state, local and international tax planning and compliance.

All Other Fees

All other fees include licenses to technical accounting research software and fees associated with services to perform an assessment of compliance with global privacy laws. The audit committee has determined that the provision of services described above to us by PwC is compatible with maintaining their independence.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2025.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSAL 3

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS

At our 2014 annual meeting of stockholders, our stockholders voted to request that our board of directors take the steps necessary so that each voting requirement in our Existing Certificate and by-laws that calls for a greater than a simple majority vote be eliminated and replaced by a majority voting standard.

In each year from 2015 to 2024 (other than 2023), our nominating and corporate governance committee and our board of directors determined it was appropriate to propose the amendments described below, and included the proposal described below in our Proxy Statement for the respective annual meeting. These amendments were not proposed in 2023 due to the pending merger with Amazon. As detailed in the table below, at each annual meeting since 2015 at which the proposal was presented, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is required for approval.

Year	For	Against	Abstentions	Broker Non-Votes
2024	11,924,185	294,012	29,297	7,289,545
2022	18,491,741	87,623	24,468	3,701,832
2021	19,969,407	80,058	39,726	3,554,106
2020	13,190,094	161,387	49,139	6,772,725
2019	18,492,812	138,436	40,470	5,749,298
2018	14,914,013	86,022	59,826	6,363,508
2017	18,913,736	118,581	53,434	4,221,576
2016	19,761,152	326,257	204,328	202,522
2015	17,179,055	101,106	33,543	6,857,005

Our board of directors continues to believe that the amendments to the Existing Certificate described below and set forth in the Certificate of Amendment attached to this Proxy Statement as Annex A are in the best interests of the Company’s stockholders, and, in light of the strong support received at the prior annual meetings, our board of directors has unanimously adopted a resolution approving and declaring the advisability of the Certificate of Amendment, which changes the voting provisions in the Existing Certificate as follows:

Removal of Directors; Article VI, Section 5 - Currently, the approval of the holders of 75% or more of the shares of the Company entitled to vote at an election of directors is required to remove a director from office prior to the expiration of his or her term with cause. If this proposal is approved, stockholders will have the ability to remove a director from office prior to the expiration of his or her term with cause and the affirmative vote of a majority of the shares of the Company entitled to vote at an election of directors, which is the lowest allowable vote threshold under Delaware law; provided, however, that if Proposal 3 is approved by stockholders, the ability to remove will be without cause.

By-law Amendments; Article VIII, Section 2 - Currently, the Existing Certificate allows stockholders to amend or repeal our by-laws if at least 75% of the shares of the Company entitled to vote on such matter vote in favor of the amendment or repeal. If this proposal is approved, stockholders will have the ability to amend our by-laws with the affirmative vote of a majority of the shares cast and entitled to vote on such matter (with “abstentions,” “broker non-votes,” and “withheld” votes not counted as a vote either “for” or “against” such amendment or repeal).

Amendments to Certain Provisions of the Certificate of Incorporation; Article IX - Currently, the approval of at least 75% of the shares of the Company entitled to vote on such matter is required to amend or repeal Articles V, VI, VII, VIII or IX of the Existing Certificate, which address, among other things, actions by written consent of stockholders, special meetings of stockholders requirements and procedures for electing and removing board members and filling vacancies, limitation of liability of directors, by-law amendments, and amendments of the Existing Certificate. If this proposal is approved, the threshold approval for stockholders to amend or repeal these provisions will be a vote of the majority of the outstanding shares of the Company entitled to vote on such amendment or repeal, which is the lowest allowable vote threshold under Delaware law.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

This description of the proposed amendments to our Existing Certificate is a summary and is qualified by the full text of the proposed Certificate of Amendment to our Existing Certificate, which is attached to this Proxy Statement as Annex A and is incorporated herein by reference.

To be approved, the proposed Certificate of Amendment requires an affirmative vote of holders of 75% of the outstanding shares entitled to vote on the record date. If approved, the Certificate of Amendment will become effective upon filing with the Secretary of State of the State of Delaware, which we would do promptly after the annual meeting.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR" THE
APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING REQUIREMENTS.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSAL 4

APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

At our 2015 annual meeting of stockholders, our stockholders voted to request that our board of directors take the steps necessary to reorganize the board of directors into one class with each director subject to election each year. As part of the request, our stockholders proposed that the Company would have the option to phase such declassification in over three years.

In 2016, our board of directors, after carefully considering the advantages and disadvantages of reorganizing the board of directors into one class with each director subject to election each year, unanimously adopted a resolution approving and declaring the advisability of amendments to our Existing Certificate that would declassify our board of directors over a three-year period and provide for the annual election of all of our directors commencing at the 2017 annual meeting, subject to obtaining approval of such amendments by our stockholders at the 2016 annual meeting. Despite receiving the affirmative votes of holders of a majority of the outstanding shares at the 2016 annual meeting, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is the required threshold for approval of the proposal.

In each year from 2016 to 2024 (other than 2023), our board of directors, after further careful consideration, unanimously adopted a resolution approving and declaring the advisability of amendments to our Existing Certificate that would immediately declassify our board of directors and provide for the annual election of all of our directors commencing at the next scheduled annual meeting, subject to obtaining approval of such amendments by our stockholders. This proposal was not submitted in 2023 due to the pending merger with Amazon.

As detailed in the table below, at each annual meeting since 2016 at which the proposal was presented, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is required for approval.

Year	For	Against	Abstentions	Broker Non-Votes
2024	11,934,012	278,732	34,750	7,289,545
2022	18,491,741	87,623	24,468	3,701,832
2021	19,992,568	51,998	44,625	3,554,106
2020	13,230,665	75,909	94,046	6,772,725
2019	18,508,599	114,069	49,050	5,749,298
2018	14,932,946	57,771	69,144	6,363,508
2017	18,910,693	121,045	54,013	4,221,576
2016	19,752,012	318,969	220,756	202,522

Our board of directors continues to believe that the amendments to the Existing Certificate described below and set forth in the Certificate of Amendment attached to this Proxy Statement as Annex B are in the best interests of the Company’s stockholders and has again unanimously adopted a resolution approving and declaring the advisability of amendments to our Existing Certificate to declassify the board of directors commencing at the 2026 annual meeting, subject to approval by the Company’s stockholders. If this Proposal 4 is approved by the stockholders, the terms for all directors will end at the 2026 annual meeting, and commencing with the 2026 annual meeting, all directors will be elected for one-year terms at each subsequent annual meeting. If this Proposal 4 is approved, any director appointed by the board of directors as a result of a newly created directorship or to fill a vacancy would hold office until the next occurring annual meeting.

Article VI, Section 3 of our Existing Certificate currently provides that our directors are divided into three classes, with each class serving a three-year term. Under the proposed amendments to our Existing Certificate in this Proposal 4, Article VI, Section 3 of the Existing Certificate would be amended to eliminate the classified board structure. If the proposed amendments are approved, commencing with the 2026 annual meeting of stockholders, all directors will stand for election for one-year terms expiring at the next succeeding annual meeting of stockholders. In all cases, each director will hold office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. Any director appointed to the board of directors to fill a vacancy following the 2026 annual meeting of stockholders will hold office for a term expiring at the next annual meeting of stockholders following such appointment. Corresponding changes related to the declassification of the board will be made to Article VI, Section 4 of the Existing Certificate pertaining to

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

vacancies on the board of directors. Article VI, Section 5 of the Existing Certificate, which currently provides that directors may be removed by stockholders only for cause, will also be amended to allow for removal of directors without cause. If the stockholders do not approve this Proposal 4, our board of directors will remain classified and our directors will continue to be subject to the classifications set forth in our Existing Certificate.

This description of the proposed amendments to our Existing Certificate is a summary and is qualified by the full text of the proposed Certificate of Amendment to our Existing Certificate, which is attached to this Proxy Statement as Annex B and is incorporated herein by reference.

To be approved, the proposed Certificate of Amendment requires an affirmative vote of holders of 75% of the outstanding shares entitled to vote on the record date. If approved, the proposed Certificate of Amendment will become effective upon filing with the Secretary of State of the State of Delaware, which we would do promptly after the annual meeting.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
APPROVAL OF AMENDMENTS TO OUR AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSAL 5

APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO ELIMINATE THE PROHIBITION ON STOCKHOLDERS’ ABILITY TO
CALL A SPECIAL MEETING

Our Existing Certificate and our by-laws provide that special meetings of the stockholders may be called only by the affirmative vote of a majority of the board of directors.

As part of our board of directors’ ongoing review of corporate governance practices, the board of directors has reviewed and considered the advantages and disadvantages of permitting stockholders to call special meetings. Stockholder-called special meetings may divert management’s time away from the Company’s day-to-day operations and involve significant organization, distribution, legal and other costs, which may ultimately be counter to the best interest of the Company’s stockholders as a whole. The board of directors also recognizes that the ability to call special meetings would allow stockholders to convene to vote on matters outside of the annual meeting that are important to the Company’s growth and success. As a result, our board of directors believes that stockholders, or groups of stockholders, owning at least 25% of the Company’s outstanding shares of common stock (the “Requisite Threshold”) should have the ability to call special meetings.

In each year from 2017 to 2024 (other than 2023), our board of directors unanimously adopted a resolution approving and declaring the advisability of an amendment to our Existing Certificate to eliminate the prohibition on stockholders’ ability to call a special meeting, subject to obtaining approval of such amendments by our stockholders. This proposal was not proposed in 2023 due to the pending merger with Amazon.

As detailed in the table below, at each annual meeting since 2017 at which the proposal was presented, the proposal failed to receive the affirmative vote of holders of 75% of the outstanding shares, which is required for approval.

Year	For	Against	Abstentions	Broker Non-Votes
2024	11,940,210	280,624	26,660	7,289,545
2022	18,491,741	87,623	24,468	3,701,832
2021	19,994,600	50,028	44,563	3,554,106
2020	13,232,040	115,547	53,033	6,772,725
2019	18,450,183	119,269	102,266	5,749,298
2018	14,945,267	62,032	52,562	6,363,508
2017	18,948,123	97,937	39,691	4,221,576

Our board of directors continues to believe that the amendment to the Existing Certificate to eliminate the prohibition on stockholders’ ability to call a special meeting is in the best interests of the Company’s stockholders and has again unanimously adopted a resolution approving and declaring the advisability of an amendment to our Existing Certificate to remove the first sentence of Article V, Section 2, which provides that special meetings may only be called by the affirmative vote of a majority of the board of directors, subject to approval by the Company’s stockholders.

If this proposal is approved by the stockholders, we will make conforming amendments to our by-laws to establish the requirements and procedures for stockholders to call special meetings (the “By-law Amendment”). The By-law Amendment will provide that stockholders, or groups of stockholders, holding the Requisite Threshold may direct the Company’s Secretary to call special meetings.

The above description of the proposed amendment to our Existing Certificate is a summary and is qualified by the full text of the proposed Certificate of Amendment to our Existing Certificate, which is attached to this Proxy Statement as Annex C and is incorporated herein by reference.

To be approved, the proposed Certificate of Amendment requires an affirmative vote of holders of 75% of the outstanding shares entitled to vote on the record date. If approved, the proposed Certificate of Amendment will become effective upon filing with the Secretary of State of the State of Delaware, which we would do promptly after the annual meeting.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL
OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
TO ELIMINATE THE PROHIBITION ON STOCKHOLDERS’ ABILITY TO CALL A SPECIAL MEETING.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSAL 6

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS
OF THE COMPANY IN CERTAIN CIRCUMSTANCES AS PERMITTED BY
THE DELAWARE GENERAL CORPORATION LAW

Background

The State of Delaware, which is our state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the General Corporation Law of the State of Delaware (“DGCL”). Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit. Our Existing Certificate currently provides for the exculpation of directors as permitted by the DGCL, but it does not include a provision that allows for the exculpation of officers.

The board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, the board of directors took into account the narrow class and type of claims from which such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of the Company’s officers that would be impacted, and the benefits the board of directors believes would accrue to iRobot by providing exculpation in accordance with DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

The board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of iRobot and our stockholders to amend the Existing Certificate to add Article X to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to the Existing Certificate as the “Exculpation Amendment” in this Proxy Statement.

In 2024, the board of directors unanimously adopted a resolution approving and declaring the advisability of the Exculpation Amendment, subject to obtaining approval of such amendment by our stockholders. As detailed in the table below, the proposal failed to receive the affirmative vote of holders of a majority of the shares of our capital stock outstanding and entitled to vote, which is the required threshold for approval of the proposal.

Year	For	Against	Abstentions	Broker Non-Votes
2024	11,126,036	1,086,383	35,075	7,289,545

Text of the Proposed Exculpation Amendment

The Exculpation Amendment would amend the Existing Certificate by adding a new article to reflect the Delaware law provisions regarding exculpation of officers as follows:

“ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this ARTICLE X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

This description of the proposed Exculpation Amendment is a summary and is qualified by the full text of the proposed Certificate of Amendment to our Existing Certificate, which is attached to this Proxy Statement as Annex D and is incorporated herein by reference.

Reasons for the Proposed Exculpation Amendment

The board of directors continues to believe that the Exculpation Amendment is necessary to continue to attract and retain experienced and qualified officers. The board of directors believes that in the absence of such protection, qualified officers might be deterred from serving as officers of the Company due to exposure to personal liability. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company. Further, the board of directors believes that the Exculpation Amendment would not negatively impact stockholder rights, particularly taking into account the narrow class and type of claims for which officers’ liability would be exculpated.

Accordingly, the board of directors has determined that the proposed Exculpation Amendment is advisable and in the best interest of iRobot and our stockholders and authorized and approved the proposed Exculpation Amendment, subject to approval by stockholders at the Annual Meeting.

The proposed Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Proposed Exculpation Amendment

If the proposed Exculpation Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. The Exculpation Amendment will only serve to eliminate or limit the liability of an officer for any act or omission occurring from and after the date of its effectiveness.

The affirmative vote of holders of a majority of the shares of our capital stock outstanding and entitled to vote as of the record date is required to approve the Exculpation Amendment. Abstentions and broker non-votes will have the effect of a vote against the Exculpation Amendment.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS OF THE COMPANY IN CERTAIN CIRCUMSTANCES
AS PERMITTED BY THE DELAWARE GENERAL CORPORATION LAW.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSAL 7

APPROVAL OF AN AMENDMENT TO THE 2018 STOCK OPTION AND INCENTIVE PLAN

The board of directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The board of directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

We are requesting that stockholders approve the proposed amendment to the 2018 Plan (the "Plan Amendment") to increase the aggregate number of shares authorized for issuance under the 2018 Plan by 1,700,000 shares, subject to adjustment as provided for in the Amended 2018 Plan. We believe that the proposed share pool increase to the 2018 Plan pursuant to the Plan Amendment is reasonable, appropriate, and in the best interests of our stockholders.

Rationale for Share Increase

The proposed increase in the aggregate number of shares authorized for issuance under the 2018 Plan is critical to our ongoing effort to build stockholder value. Equity incentive awards are an important component of our executive and non-executive employees’ compensation and our compensation and talent committee and the board of directors believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success.

Currently we have a limited number of shares remaining for future issuance under the 2018 Plan, and in our current cash constrained environment, there is a risk associated with not being able to deliver equity compensation for the talent we need to hire and retain in order to compete in the consumer robot market. The technology industry in which we compete for talent typically offers equity compensation as a component of employees' overall compensation package, and in order to effectively attract and retain talent we have built a compensation strategy that includes equity compensation.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. The compensation and talent committee carefully monitors our annual net burn rate, total dilution and equity expense in order to maximize stockholder value by granting only the number of equity incentive awards that it believes are necessary and appropriate to attract, reward and retain our employees. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

The proposed increase in the aggregate number of shares authorized for issuance under the 2018 Plan is proportionately larger than prior approved increases due to a greater need for shares to attract and retain talent with a lower baseline stock price. The increases in 2022 and 2024 as a percentage of shares of common stock outstanding were 3.33% and 3.22%, respectively, and the number of shares requested under this proposal represents 5.55%. Our 3-year average gross burn rate of 5.52% and net burn rate of 3.84% are higher than prior years due in part to one-time inducement grants awarded to three new executive officers in 2024. This proposal, if approved, would result in a total overhang of 17.1%, which is aligned with the 55th percentile of our peer group.

Summary of Governance and Material Features of the Amended 2018 Plan

•No evergreen or automatic replenishment feature.
•Minimum vesting of one year required for all equity awards, with limited exceptions.
•Any dividends or dividend equivalents payable with respect to any equity award are subject to the same vesting provisions as the underlying award.
•Any material amendment is subject to approval by our stockholders.
•The term of the 2018 Plan, as amended by the Plan Amendment (the "Amended 2018 Plan"), will expire on May 23, 2028.
•The maximum number of shares of common stock that may be issued under the Amended 2018 Plan is 5,995,000.
•The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, cash-based awards, and dividend equivalent rights and is permitted.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

•Shares tendered or held back for taxes will not be added back to the reserved pool under the Amended 2018 Plan. Upon the exercise of a stock appreciation right that is settled in shares of common stock, the full number of shares underlying the award will be charged to the reserved pool. Additionally, shares we reacquire on the open market will not be added to the reserved pool under the Amended 2018 Plan.
•Stock options and stock appreciation rights may not be repriced in any manner without stockholder approval.
•The value of all awards awarded under the Amended 2018 Plan and all other cash compensation paid by us to any non-employee director in any calendar year may not exceed $750,000 and no more than 50,000 shares of common stock may be issued pursuant to awards under the Amended 2018 Plan to non-employee directors in any calendar year.

The board of directors and the Company’s stockholders previously adopted the iRobot Corporation 2018 Stock Option and Incentive Plan, which was subsequently amended in 2020, 2022 and 2024. On March 18, 2025, the board of directors adopted the Plan Amendment, subject to stockholder approval, to increase the aggregate number of shares authorized for issuance under the 2018 Plan by 1,700,000 shares, subject to adjustment as provided for in the Amended 2018 Plan. The Plan Amendment is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the board of directors and/or the compensation and talent committee. A copy of the 2018 Plan as amended by the Plan Amendment is attached as Annex E to this Proxy Statement and is incorporated herein by reference.

If this proposal is approved by our stockholders at the annual meeting, the Plan Amendment will become effective on the date of the annual meeting. If stockholders do not approve this proposal, the proposed 1,700,000 additional shares will not become available for issuance under the 2018 Plan and the 2018 Plan will otherwise remain in effect in accordance with its terms. In such event, the board of directors will consider whether to adopt alternative arrangements based on its assessment of our needs.

As of March 13, 2025, there were no outstanding stock options to acquire shares of common stock outstanding under our equity compensation plans. In addition, as of March 13, 2025, there were 1,918,732 unvested full value awards subject to time-based vesting and 775,295 unvested full value awards subject to performance vesting outstanding at target under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of March 13, 2025. As of March 13, 2025, there were 529,613 shares of common stock available for awards under our equity compensation plans.

Based solely on the closing price of our common stock as reported by Nasdaq on March 13, 2025 and the maximum number of shares that would have been available for awards as of such date under the Amended 2018 Plan had it been in effect on such date, the maximum aggregate market value of the common stock that could potentially be issued under the Amended 2018 Plan is $18,344,700. The shares of common stock underlying any awards that are forfeited, canceled or otherwise terminated, other than by exercise, under the Amended 2018 Plan or the iRobot Corporation 2015 Stock Option and Incentive Plan (the “2015 Plan”) will be added back to the shares of common stock available for issuance under the Amended 2018 Plan. Shares tendered or held back upon exercise of a stock option or settlement of an award under the Amended 2018 Plan to cover the exercise price or tax withholding and (ii) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right upon exercise thereof, will not be added back to the shares of common stock available for issuance under the Amended 2018 Plan. In addition, shares of common stock repurchased on the open market will not be added back to the shares of common stock available for issuance under the Amended 2018 Plan.

Burn Rate

The following table sets forth information regarding historical awards granted and earned during the 2022, 2023 and 2024 fiscal year period, and the corresponding burn rate, which is defined as the number of shares subject to equity-based awards granted in a year divided by the weighted average number of shares of common stock outstanding for that year, for each of the last three fiscal years:

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Share Element	2022	2023	2024
Stock Options Granted	—	—	—
Time Based Full-Value Awards Granted	638,554	1,001,090	2,295,146
Performance-Based Full-Value Awards Granted	153,676	—	775,295
Performance-Based Full-Value Awards Vested	—	32,669	7,162
Total Awards Granted	792,230	1,001,090	3,070,441
Weighted average common shares outstanding during fiscal year	27,213,741	27,676,000	30,628,585
Annual Gross Burn Rate	2.91%	3.62%	10.02%
Three-Year Average Gross Burn Rate			5.52%

Time Based Full-Value Awards Forfeited	187,227	212,895	685,530
Performance-Based Full-Value Awards Forfeited	71,616	180,620	132,684
Total Awards Forfeited	258,843	393,515	818,214
Annual Net Burn Rate	1.96%	2.20%	7.35%
Three-Year Average Net Burn Rate			3.84%

The compensation and talent committee determined the size of the increase to the reserved pool under the Plan Amendment based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of increase that our institutional investors and the firms that advise them would likely find acceptable.

Summary of the Amended 2018 Plan

The following description of certain features of the Amended 2018 Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2018 Plan, which was filed as an exhibit to the Company’s Registration Statement on Form S-8 filed with the SEC on June 7, 2018, and is incorporated herein by reference, the first amendment to the 2018 Plan, which was filed as an exhibit to the Company’s Registration Statement on Form S-8 filed with the SEC on June 30, 2020, and is incorporated herein by reference, the second amendment to the 2018 Plan, which was filed as an exhibit to the Company’s Registration Statement on Form S-8 filed with the SEC on June 17, 2022, and is incorporated herein by reference, the third amendment to the 2018 Plan, which was filed as an exhibit to the Company’s Registration Statement on Form S-8 filed with the SEC on May 28, 2024, and is incorporated herein by reference, and the Plan Amendment, which is attached hereto as Annex E.

Administration. The Amended 2018 Plan will be administered by the compensation and talent committee. The compensation and talent committee has full power to select, from among the individuals eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to participants, and to determine the specific terms and conditions of each award, subject to the provisions of the Amended 2018 Plan. The compensation and talent committee may delegate to our chief executive officer or another executive officer or a committee comprised of the chief executive officer and another officer or officers of the Company the authority to grant awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and not members of the delegated committee, subject to certain limitations and guidelines.

Eligibility; Plan Limits. All full-time and part-time officers, employees, non-employee directors and consultants are eligible to participate in the Amended 2018 Plan, subject to the discretion of the administrator. As of March 13, 2025, approximately 521 individuals would have been eligible to participate in the Amended 2018 Plan had it been effective on such date, which includes six (6) executive officers, 507 employees who are not executive officers, nine (9) non-employee directors, and 3 consultants. There are certain limits on the number of awards that may be granted under the Amended 2018 Plan. For example, no more than 5,995,000 shares of common stock may be granted in the form of incentive stock options.

Director Compensation Limit. The Amended 2018 Plan provides that the value of all awards awarded under the Amended 2018 Plan and all other cash compensation paid by the Company to any non-employee director in any calendar year shall not exceed $750,000 and no more than 50,000 shares of common stock may be issued pursuant to awards under the Amended 2018 Plan to any non-employee director in any calendar year.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Minimum Vesting Period. The minimum vesting period for each equity award granted under the Amended 2018 Plan must be at least one year, provided (1) that up to 5% of the shares authorized for issuance under the Amended 2018 Plan may be utilized for unrestricted stock awards or other equity awards with a minimum vesting period of less than one year and (2) annual awards to non-employee directors that occur in connection with the Company’s annual meeting of stockholders may vest on the date of the Company’s next annual meeting of stockholders but in no event shall the vesting period for such awards be less than 50 weeks. In addition, the administrator may grant equity awards that vest within one year (i) if such awards are granted as substitute awards in replacement of other awards (or awards previously granted by an entity being acquired (or assets of which are being acquired)) that were scheduled to vest within one year or (ii) if such awards are being granted in connection with an elective deferral of cash compensation that, absent a deferral election, otherwise would have been paid to the grantee within the one year.

Stock Options. The Amended 2018 Plan permits the granting of (1) options to purchase common stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Options granted under the Amended 2018 Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of the Company and its subsidiaries. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and consultants. The option exercise price of each option will be determined by the compensation and talent committee but may not be less than 100% of the fair market value of the common stock on the date of grant. Fair market value for this purpose is the last reported sale price of the shares of common stock on Nasdaq on the date immediately preceding the grant date. The exercise price of an option may not be reduced after the date of the option grant, other than to appropriately reflect changes in our capital structure.

The term of each option will be fixed by the compensation and talent committee and may not exceed ten years from the date of grant. The compensation and talent committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the compensation and talent committee. In general, unless otherwise permitted by the compensation and talent committee, no option granted under the Amended 2018 Plan is transferable by the optionee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order, and options may be exercised during the optionee’s lifetime only by the optionee, or by the optionee’s legal representative or guardian in the case of the optionee’s incapacity.

Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the compensation and talent committee or by delivery (or attestation to the ownership) of shares of common stock that are beneficially owned by the optionee and that are not subject to risk of forfeiture. Subject to applicable law, the exercise price may also be delivered to the Company by a broker pursuant to irrevocable instructions to the broker from the optionee. In addition, the compensation and talent committee may permit non-qualified options to be exercised using a net exercise feature which reduces the number of shares issued to the optionee by the number of shares with a fair market value equal to the exercise price.

To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one calendar year.

Stock Appreciation Rights. The compensation and talent committee may award stock appreciation rights subject to such conditions and restrictions as the compensation and talent committee may determine. Stock appreciation rights entitle the recipient to cash or shares of common stock equal to the value of the appreciation in the stock price over the exercise price. The exercise price will be determined by the compensation and talent committee but may not be less than 100% of the fair market value of the common stock on the date of grant. The term of a stock appreciation right may not exceed ten years.

Restricted Stock. The compensation and talent committee may award shares of common stock to participants subject to such conditions and restrictions as the compensation and talent committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with us through a specified restricted period. During the vesting period, restricted stock awards may be credited with dividends but dividends payable with respect to a restricted stock award shall not be paid unless and until the awards vests.

Restricted Stock Units. The compensation and talent committee may award restricted stock units to participants. Restricted stock units are ultimately payable in the form of cash or shares of common stock subject to such conditions and restrictions as the compensation and talent committee may determine. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment or other service relationship with the Company through a specified vesting period. In the compensation and talent committee’s sole discretion, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a restricted stock unit award, subject to the participant’s compliance with the procedures established by the compensation

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

and talent committee and requirements of Section 409A of the Code. During the deferral period, the deferred stock awards may be credited with dividend equivalent rights.

Unrestricted Stock Awards. The compensation and talent committee may also grant shares of common stock which are free from any restrictions under the Amended 2018 Plan. Unrestricted stock may be granted to any participant in recognition of past services or other valid consideration and may be issued in lieu of cash compensation due to such participant.

Dividend Equivalent Rights. The compensation and talent committee may grant dividend equivalent rights to participants, which entitle the recipient to receive credits for dividends that would be paid if the recipient had held specified shares of common stock. Dividend equivalent rights may be granted as a component of an award of restricted stock units or as a freestanding award. Dividend equivalent rights granted as a component of an award of restricted stock units may be paid only if the restricted stock unit award becomes vested. Dividend equivalent rights may not be granted as a component of a stock option or stock appreciation right award. Dividend equivalent rights may be settled in cash, shares of common stock or a combination thereof, in a single installment or installments, as specified in the award.

Cash-Based Awards. The compensation and talent committee may grant cash bonuses under the Amended 2018 Plan to participants. The cash bonuses may be subject to the achievement of certain performance goals.

Change of Control Provisions. The Amended 2018 Plan provides that upon the effectiveness of a “sale event,” as defined in the Amended 2018 Plan, all awards will terminate in connection with a sale event unless they are assumed, substituted, or continued by the successor entity. The Company may make or provide for payment, in cash or in kind, to participants awards equal to the difference between the per share cash consideration and the applicable exercise price (if any), or each participant will be permitted, within a specified period of time prior to the consummation of the sale event, to exercise all outstanding stock options and stock appreciation rights (to the extent then exercisable) held by such participant, but in such case the board of directors shall first accelerate the exercisability of such stock options and stock appreciation rights prior to termination. Unless otherwise determined by our board of directors, any repurchase rights or other rights of the Company that relate to an award will continue to apply to consideration (including cash) that has been substituted, assumed, amended or paid for such award in connection with a sale event.

Adjustments for Stock Dividends, Stock Splits, Etc. The Amended 2018 Plan requires the compensation and talent committee to make appropriate adjustments to the number of shares of common stock that are subject to the Amended 2018 Plan, to certain limits in the Amended 2018 Plan, and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events.

Tax Withholding. Participants in the Amended 2018 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold upon the exercise of options or stock appreciation rights or vesting of other awards. The compensation and talent may require that tax withholding obligations be satisfied by withholding shares of common stock to be issued pursuant to the exercise or vesting of an award. The compensation and talent committee may also require the Company’s or any affiliate’s tax withholding obligation to be satisfied, in whole or in part, by an arrangement whereby a certain number of shares issued pursuant to any award are immediately sold and proceeds from such sale are remitted to the Company or the applicable affiliate in an amount that would satisfy the withholding amount due.

Amendments and Termination. The board of directors may at any time amend or discontinue the Amended 2018 Plan and the compensation and talent committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. To the extent required under Nasdaq rules, any amendments that materially change the terms of the Amended 2018 Plan will be subject to approval by our stockholders. Amendments shall also be subject to approval by our stockholders if and to the extent determined by the compensation and talent committee to be required by the Code to preserve the qualified status of incentive options.

Effective Date of Plan. The 2018 Plan was originally approved by our board of directors on March 26, 2018, and approved by our stockholders on May 23, 2018, the first amendment to the 2018 Plan was originally approved by our board of directors on March 24, 2020, and approved by our stockholders on May 20, 2020, the second amendment to the 2018 Plan was originally approved by our board of directors on March 30, 2022, and approved by our stockholders on May 27, 2022, and the third amendment to the 2018 Plan was originally approved by our board of directors on March 24, 2024, and approved by our stockholders on May 23, 2024. The Plan Amendment was approved by the board of directors on March 18, 2025. Awards of incentive options may be granted under the Amended 2018 Plan until March 26, 2028. No other awards may be granted under the Amended 2018 Plan after May 23, 2028.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

New Plan Benefits

Because the grant of awards under the Amended 2018 Plan is within the discretion of the compensation and talent committee, the Company cannot determine the dollar value or number of shares of common stock that will in the future be received by or allocated to any participant in the Amended 2018 Plan. No stock options have ever been granted under the 2018 Plan.

Tax Aspects under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the Amended 2018 Plan. It does not describe all federal tax consequences under the Amended 2018 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares of common stock issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of common stock acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of common stock at exercise (or, if less, the amount realized on a sale of such shares of common stock) over the exercise price thereof, and (ii) we will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares of common stock.

If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time a non-qualified option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of common stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of common stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Other Awards. The Company generally will be entitled to a tax deduction in connection with other awards under the Amended 2018 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an award that is accelerated due to the occurrence of a change in control (such as a sale event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Under Section 162(m) of the Code, the Company’s deduction for awards under the Amended 2018 Plan may be limited to the extent that any “covered employee” (as defined in Section 162(m) of the Code) receives compensation in excess of $1 million a year.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

Equity Compensation Plan Information

The following table provides information as of December 28, 2024 regarding shares of common stock that may be issued under our equity compensation plans, consisting of the iRobot Corporation 2005 Stock Option and Incentive Plan, as amended, the Evolution Robotics, Inc. 2007 Stock Plan, the 2015 Plan, the 2018 Plan and our 2017 Employee Stock Purchase Plan (the "ESPP"), as well as under inducement awards granted outside of our equity compensation plans pursuant to Nasdaq Listing Rule 5635(c)(4).

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, units and rights (1)	Weighted average exercise price of outstanding options, units and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))(2)
Equity compensation plans approved by security holders	2,948,354	__	691,751
Equity compensation plans not approved by security holders(3)	1,215,500	__	__
Total	4,163,854	__	691,751

(1)
Consists of 2,159,012 shares of common stock issuable upon the vesting of RSUs, and 789,342 shares of common stock issuable upon the vesting of PSUs if specified performance metrics are achieved at target levels.

(2)
As of December 28, 2024, there were no shares available for grants under the 2005 Stock Option and Incentive Plan, as amended, the Evolution Robotics, Inc. 2007 Stock Plan or the 2015 Plan. As of December 28, 2024, there were 691,751 shares available under the 2018 Plan and 418,027 shares available under the ESPP.

(3)
Represents shares of common stock underlying inducement awards granted outside of our equity compensation plans pursuant to Nasdaq Listing Rule 5635(c)(4). Awards granted pursuant to Nasdaq Listing Rule 5635(c)(4) may only be made to individuals not previously employees or directors of the Company (or following such individuals’ bona fide period of non-employment) as an inducement material to the individuals’ entry into employment with the Company.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE IROBOT CORPORATION 2018 STOCK OPTION AND INCENTIVE PLAN

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSAL 8

NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution approving the named executive officers’ compensation described herein. This proposal, known as a “say-on-pay” proposal, gives the Company’s stockholders the opportunity to express their views on our named executive officers' compensation. At our 2023 annual meeting of stockholders, our stockholders voted, on a non-binding, advisory basis, for the Company to hold future say-on-pay votes on an annual basis. In accordance with the advisory vote by our stockholders, we hold a non-binding, advisory vote on the compensation of our named executive officers every year.

This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. Accordingly, we are asking our stockholders to vote “FOR” the following resolution at our annual meeting of stockholders:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis, compensation tables and related narrative discussion.”

Before you vote, we recommend that you read the “Compensation Discussion and Analysis” section of this Proxy Statement for additional details on the Company’s executive compensation programs and philosophy.

This vote is advisory, and therefore not binding on the Company, the compensation and talent committee or our board of directors. However, our board of directors and our compensation and talent committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

Recommendation of the Board:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL,
ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE
OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of March 3, 2025 by: (i) each person who is known by the Company to beneficially own more than 5% of the outstanding shares of common stock; (ii) each director or nominee of the Company; (iii) each named executive officer of the Company; and (iv) all directors, nominees and executive officers of the Company as a group. Unless otherwise noted below, the address of each person listed on the table is c/o iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(2)
BlackRock, Inc.(3)	2,290,860	7.5%
The Vanguard Group(4)	1,537,034	5.0%
Gary Cohen	2,150	*
Neal Goldman	0	*
Karen Golz	11,268	*
Dr. Ruey-Bin Kao	16,988	*
Michael Loparco	0	*
Eva Manolis	16,696	*
Andrew Miller	17,085	*
Julien Mininberg	0	*
Michelle Stacy	25,440	*
Colin Angle	0	*
Glen Weinstein	15,000	*
Karian Wong(5)	57,916	*
Julie Zeiler(6)	115,412	*
Jeffrey Engel	0	*
Jules Connelly	3,409	*
Tonya Drake(7)	81,581	*
All executive officers, directors and nominees as a group (14 individuals)(8)	189,983	*

*	Represents less than 1% of the outstanding common stock.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the SEC, the number of shares of common stock deemed outstanding includes (i) shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of March 3, 2025 and (ii) shares issuable pursuant to restricted stock units held by the respective person or group that vest within 60 days of March 3, 2025.

(2)	Applicable percentage of ownership as of March 3, 2025 is based upon 30,628,585 shares of common stock outstanding.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

(3)
BlackRock, Inc. has sole voting power with respect to 2,255,077 shares and sole dispositive power with respect to 2,290,860 shares. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001. This information has been obtained from a Schedule 13G/A filed by BlackRock, Inc. with the SEC on November 8, 2024.

(4)
The Vanguard Group has shared voting power with respect to 12,869 shares, sole dispositive power with respect to 1,510,550 shares, and shared dispositive power with respect to 26,484 shares. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355. This information has been obtained from a Schedule 13G/A filed by The Vanguard Group with the SEC on July 10, 2024.

(5)	Includes 34,364 shares issuable upon vesting of restricted stock units.
(6)	Includes 75,158 shares issuable upon vesting of restricted stock units.
(7)	Includes 69,393 shares issuable upon vesting of restricted stock units.
(8)	Includes 38,857 shares issuable upon vesting of restricted stock units.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

ADDITIONAL INFORMATION

Other Matters

The board of directors knows of no other matters to be brought before the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Notice or other proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Company stockholders may be “householding” our proxy materials. A single Notice or other proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice or other proxy materials, you may (1) notify your broker, (2) direct your written request to: iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730, Attention: Secretary or (3) contact our Investor Relations department by telephone at (781) 430-3003. Stockholders who currently receive multiple copies of the Notice or other proxy materials at their address and would like to request “householding” of their communications should contact their broker. In addition, the Company will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and Proxy Statement to a stockholder at a shared address to which a single copy of the documents was delivered.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at our 2026 annual meeting of stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at the Company’s principal executive offices not later than December 1, 2025. Stockholders who meet the applicable eligibility requirements under the proxy access provision of our by-laws and wish to include nominees for our board of directors in the Company’s Proxy Statement for the 2026 annual meeting, or stockholders who wish to make a proposal at the 2026 annual meeting (other than a proposal made pursuant to Rule 14a-8 or pursuant to the proxy access provision of our by-laws), must in each case notify us between January 16, 2026 and February 15, 2026. If a stockholder who wishes to present a proposal fails to notify us by February 15, 2026 and such proposal is brought before the 2026 annual meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2026 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 17, 2026. In order to curtail controversy as to the date on which we received a proposal, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to iRobot Corporation, 8 Crosby Drive, Bedford, Massachusetts 01730, Attention: Secretary. We also encourage you to submit any such proposals via email to legal@irobot.com.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by regulations of the SEC to furnish us with copies of all such filings. Based solely on our review of copies of such filings we believe that all such persons complied on a timely basis with all Section 16(a) filing requirements during the fiscal year ended December 28, 2024, except for the following: one delinquent Form 4 filed by

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

each of Karian Wong, Faris Habbaba, Tonya Drake, Russell Campanello, Julie Zeiler, Jean Jacques Blanc, Colin Angle and Glen Weinstein on March 8, 2024 relating to the vesting of performance share units on February 21, 2024.

EXPENSES AND SOLICITATION

The Company will pay all costs of soliciting these proxies. In addition, some of our officers and employees may solicit proxies by telephone or in person. We will reimburse brokers for the expenses they incur in forwarding the proxy materials to you. We may also retain an independent proxy solicitation firm to assist in the solicitation of proxies.

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

TOTAL STOCKHOLDER RETURN

The graph below matches the cumulative 5-year total return of holders of iRobot Corporation's common stock with the cumulative total returns of: (i) the NASDAQ Composite index, (ii) a customized peer group of 15 companies that includes: 3D Systems Corp, Alarm.com Holdings Inc, Corsair Gaming, Inc., Dolby Laboratories Inc, Faro Technologies Inc, Garmin Ltd, GoPro Inc, Logitech International S.A., Netgear Inc, Novanta Inc, Roku Inc, Sonos Inc, Trimble Inc, Universal Electronics Inc. and Vizio Holding Corp. (the "2023 Peer Group"), and (iii) a customized peer group of 14 companies that includes: 3D Systems Corp, Alarm.com Holdings Inc, Corsair Gaming, Inc., Dolby Laboratories Inc, Faro Technologies Inc, Garmin Ltd, GoPro Inc, Logitech International S.A., Netgear Inc, Novanta Inc, Roku Inc, Sonos Inc, Trimble Inc, and Universal Electronics Inc. (the "2024 Peer Group"). The graph assumes that the value of the investment in our common stock, in the NASDAQ Composite index, and in each peer group (including reinvestment of dividends) was $100 on 12/31/2019 and tracks it through 12/31/2024.

	12/19	12/20	12/21	12/22	12/23	12/24
iRobot Corporation	100.00	158.58	130.12	95.06	76.44	15.31
Nasdaq Composite	100.00	144.92	177.06	119.45	172.77	223.87
2023 Peer Group	100.00	176.01	173.33	93.83	126.03	152.41
2024 Peer Group	100.00	174.43	167.18	90.80	123.30	141.02

Notice of Annual Meeting of Stockholders and iRobot 2025 Proxy Statement

PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
The following are proposed changes to our amended and restated certificate of incorporation as described in Proposal 3.
***************
ANNEX A
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
iROBOT CORPORATION

iRobot Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. Pursuant to Section 242 of the DGCL, this Certificate of Amendment to Amended and Restated Certificate of Incorporation (this “Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”).

2. This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3. The Certificate is hereby amended as follows:

A. In Article VI, Section 5, the phrase “holders of 75% or more” is hereby deleted and replaced with the word “majority”.

B. Article VIII, Section 2 is hereby amended and restated in its entirety to read as set forth below:

“Amendment by Stockholders. The By-laws of the Corporation may be amended or repealed at any annual meeting of stockholders, or special meeting of stockholders called for such purpose as provided in the By-laws, by the affirmative vote of the majority of the votes cast by the stockholders entitled to vote on such amendment or repeal, voting together as a single class (with “abstentions”, “broker non-votes” and “withheld” votes not counted as a vote either “for” or “against” such amendment or repeal).”

C. Article IX is hereby amended and restated in its entirety to read as set forth below:

“AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of voting stock is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of voting stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares entitled to vote on such amendment or repeal, and the affirmative vote of the majority of the outstanding shares of each class entitled to vote thereon as a class, at a duly constituted meeting of stockholders called expressly for such purpose.”

***

PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
The following are proposed changes to our amended and restated certificate of incorporation as described in Proposal 4.
***************
ANNEX B
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
iROBOT CORPORATION

iRobot Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. Pursuant to Section 242 of the DGCL, this Certificate of Amendment to Amended and Restated Certificate of Incorporation (this “Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”).

2. This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3. The Certificate is hereby amended as follows:

Article VI, Sections 3, 4 and 5 are hereby amended and restated in their entirety to read as set forth below:

“3. Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors.

Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock, at the annual meeting of stockholders of the Corporation that is held in calendar year 2026 and at each annual meeting of stockholders of the Corporation thereafter, all Directors shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders of the Corporation. Notwithstanding the foregoing, Directors shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.

Notwithstanding the foregoing, whenever, pursuant to the provisions of Article IV of this Certificate, the holders of any one or more series of Undesignated Preferred Stock shall have the right, voting separately as a series or together with holders of other such series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate and any certificate of designations applicable thereto.

4. Vacancies. Subject to the rights, if any, of the holders of any series of Undesignated Preferred Stock to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors, however occurring, including, without limitation, by reason of an increase in size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the stockholders. Any Director appointed in accordance with the preceding sentence shall hold office for a term expiring at the next annual meeting of stockholders of the Corporation held after such appointment and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled.

5. Removal. Subject to the rights, if any, of any series of Undesignated Preferred Stock to elect Directors and to remove any Director whom the holders of any such stock have the right to elect, any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office without cause by the affirmative vote of the holders of 75% or more of the shares then entitled to vote at an election of Directors. At least forty-five (45) days prior to any meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal shall be sent to the Director whose removal will be considered at the meeting.”

***

PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
The following are proposed changes to our amended and restated certificate of incorporation as described in Proposal 5.
***************
ANNEX C
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
iROBOT CORPORATION

iRobot Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. Pursuant to Section 242 of the DGCL, this Certificate of Amendment to Amended and Restated Certificate of Incorporation (this “Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”).

2. This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3. The Certificate is hereby amended as follows:

Article V, Section 2 is hereby amended and restated in its entirety to read as set forth below:

“2. Special Meetings. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.”

***

***

PROPOSED AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
The following are proposed changes to our amended and restated certificate of incorporation as described in Proposal 6.
***************

ANNEX D
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
iROBOT CORPORATION

iRobot Corporation (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1.Pursuant to Section 242 of the DGCL, this Certificate of Amendment to Amended and Restated Certificate of Incorporation (this “Amendment”) amends the provisions of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”).

2.This Amendment has been approved and duly adopted by the Corporation’s Board of Directors and stockholders in accordance with the provisions of Section 242 of the DGCL.

3.The Certificate is hereby amended as follows:
A new Article X is hereby added immediately following Article IX to read as set forth below:

“ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this ARTICLE X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

***

PROPOSED AMENDMENTS TO THE 2018 PLAN
The following are proposed changes to the 2018 Plan as described in Proposal 7.
***************

ANNEX E
FOURTH AMENDMENT
TO THE
IROBOT CORPORATION
2018 STOCK OPTION AND INCENTIVE PLAN

WHEREAS, iRobot Corporation (the “Company”) maintains the iRobot Corporation 2018 Stock Option and Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors on March 26, 2018 and approved by the stockholders of the Company on May 23, 2018;

WHEREAS, the Plan was amended effective May 20, 2020, May 27, 2022 and May 23, 2024 to increase the number of shares reserved under the Plan;

WHEREAS, the Board of Directors of the Company believes that the number of shares of common stock of the Company (“Common Stock”) remaining available for issuance under the Plan, as amended, has become insufficient for the Company’s anticipated future needs under the Plan;

WHEREAS, Section 16 of the Plan provides that the Board of Directors of the Company may amend the Plan at any time, subject to certain conditions set forth therein; and

WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Plan, subject to stockholder approval, to increase both the aggregate number of shares of Common Stock available for issuance under the Plan, and the number of shares that may be issued in the form of Incentive Stock Options (as defined in the Plan) from 4,295,000 shares to 5,995,000 shares.

NOW, THEREFORE:

1. Increase in Shares. Section 3(a) of the Plan is hereby amended by deleting it in its entirety and replacing it with the following:

“The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 5,995,000 shares, subject to adjustment as provided in this Section 3. For purposes of this limitation, the shares of Stock underlying any awards under the Plan or the Company’s 2015 Stock Option and Incentive Plan that are forfeited, canceled or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. Notwithstanding the foregoing, the following shares shall not be added to the shares authorized for grant under the Plan: (i) shares tendered or held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, and (ii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right upon exercise thereof. In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan. Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that no more than 5,995,000 shares of the Stock may be issued in the form of Incentive Stock Options. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.”

2. Effective Date of Amendment. This Amendment to the Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations.

3. Other Provisions. Except as set forth above, all other provisions of the Plan shall remain unchanged.

Corporate Offices
8 Crosby Drive
Bedford, Massachusetts 01730
Phone: 781.430.3000

Transfer Agent
Computershare Trust
Company, Inc.
P.O. Box 505000
Louisville, KY 40233
(800) 962-4284
International +1 (781) 575-3120

Legal Counsel
Goodwin Procter LLP
100 Northern Avenue
Boston, Massachusetts 02210
Phone: 617.570.1000

Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
101 Seaport Boulevard
Boston, Massachusetts 02110
Phone: 617.530.5000

Common Stock Information
Our common stock is traded on the Nasdaq Global Select Market under the symbol “IRBT.”

Investor Information
Karian Wong
Executive Vice President and Chief Financial Officer
investorrelations@irobot.com

A copy of our financial reports, stock
quotes, news releases, SEC filings, as
well as information on our products is
available in the Investor Relations section of
www.irobot.com

Board Members

Gary Cohen
Director

Neal Goldman
Director

Karen Golz
Director, Audit Committee Chair

Dr. Ruey-Bin Kao
Director

Michael Loparco
Director

Eva Manolis
Director, Nominating and Corporate Governance Committee Chair

Andrew Miller
Chairman of the Board

Julien Mininberg
Director

Michelle Stacy
Director, Compensation and Talent Committee Chair

Executive Team

Gary Cohen
Chief Executive Officer

Jean Jacques Blanc
Executive Vice President and Chief Commercial Officer

Jules Connelly
Senior Vice President and Chief Human Resources Officer

Jeffrey Engel
President and Chief Operating Officer

Kevin Lanouette
Senior Vice President, General Counsel and Secretary

Karian Wong
Executive Vice President and Chief Financial Officer

iRobot Mission
Empowering People To Do More

Corporate Headquarters
8 Crosby Drive
Bedford, MA 01730
USA
Phone: 781.430.3000
iRobot.com
info@irobot.com

iRobot

iRobot Corporation
8 Crosby Drive
Bedford, MA 01730

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. ET on May 15, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/IRBT2025**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE: 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. ET on May 15, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V66698-P25605 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

iRobot Corporation

Nominees for Class II directors:	**For**	**Against**	**Abstain**
1a. Neal Goldman	☐	☐	☐
1b. Julien Mininberg	☐	☐	☐

		For	**Against**	**Abstain**
2.	Ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current fiscal year. **The Board recommends a vote FOR this proposal number 2.**	☐	☐	☐
3.	Approve amendments to our amended and restated certificate of incorporation ("Existing Certificate") to eliminate supermajority voting requirements. **The Board recommends a vote FOR this proposal number 3.**	☐	☐	☐
4.	Approve amendments to our Existing Certificate to declassify the board of directors. **The Board recommends a vote FOR this proposal number 4.**	☐	☐	☐
5.	Approve amendments to our Existing Certificate to eliminate the prohibition on stockholders' ability to call a special meeting. **The Board recommends a vote FOR this proposal number 5.**	☐	☐	☐
6.	Approve amendments to our Existing Certificate to limit the liability of certain officers in certain circumstances as permitted by the Delaware General Corporation Law. **The Board recommends a vote FOR this proposal number 6.**	☐	☐	☐
7.	Approve an amendment to the iRobot Corporation 2018 Stock Option and Incentive Plan, as amended (the "2018 Plan"), to increase the maximum number of shares reserved for issuance under the 2018 Plan. **The Board recommends a vote FOR this proposal number 7.**	☐	☐	☐
8.	Approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. **The Board recommends a vote FOR this proposal number 8.**	☐	☐	☐

NOTE: Your proxy holder will also vote on any other business properly brought before the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, 2024 Annual Report and additional soliciting materials are available at www.proxyvote.com.

V66699-P25605

iRobot Corporation
Annual Meeting of Stockholders
May 16, 2025 8:30 a.m. ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Kevin Lanouette and Jules Connelly as proxies, with full power of substitution, to vote all shares of stock of iRobot Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of iRobot Corporation to be held over the Internet at www.virtualshareholdermeeting.com/IRBT2025 on Friday, May 16, 2025 at 8:30 a.m. ET, and at any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated March 31, 2025, a copy of which has been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, AND WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)